                                                                     EXHIBIT 3.1

                         CERTIFICATE OF INCORPORATION

                                      OF

                            FAX INTERNATIONAL, INC.

                                     ****

     1.   The name of the Corporation is FAX International, Inc.

     2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3.   The nature of the business or purposes to be conducted or promoted is:
          To engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the Corporation shall have authority to issue is one million (1,000,000) shares, all of which shall be Common Stock, of the par value of One Cent ($.01) per share, amounting in the aggregate to Ten Thousand and 00/100 Dollars ($10,000.00).

     Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of stock shall be determined by the Board of Directors of the Corporation from time to time.

     5. The name and mailing address of the Corporation's incorporator is Douglas J. Ranalli, 80 Wendell Street, 6, Cambridge, Massachusetts #02138.

     6. The name and address of the person who is to serve as the director until the first annual meeting of the stockholders or until his successor is elected and qualified is Douglas J. Ranalli, 30 Wendell Street, Cambridge, Massachusetts 02138.

     7.   The Corporation is to have perpetual existence.

     8. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     To make, alter or repeal the bylaws of the Corporation.

     To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such agent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other Corporation or Corporation, as its board of directors shall deem expedient and for the best interests of the Corporation.

     9. To the maximum extent permitted by Section 102(b)(7) of the General Corporation Law of Delaware, a director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     10. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 or Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement to any reorganization of this Corporation as consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

     11. Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

     12. The Corporation reserves the right, to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THE UNDERSIGNED, being the incorporator named hereinbefore, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly, has hereunto set his hand this 19th day of September 1990.


                                /s/ Douglas J. Ranalli
                               ---------------------------------
                               Douglas J. Ranalli

COMMONWEALTH OF MASSACHUSETTS       )
                                    ) ss.:
COUNTY OF MIDDLESEX                 )

          BE IT REMEMBERED that on this 19th day of September, 1990, personally came before me, a Notary Public for the Commonwealth of Massachusetts, Douglas
S. Ranalli, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

          GIVEN under my hand and seal of office the day and year aforesaid.


                               /s/ Janet M. Davenport
                              --------------------------------
                              Janet M. Davenport
                              Notary Public

                              My commission expires:

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                            FAX INTERNATIONAL, INC.


     FAX INTERNATIONAL, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST:    That by written consent of the sole director of the Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That it be advisable for the Corporation to amend its Certificate of Incorporation by changing the Article numbered "4" so that, as amended said Article 4 shall be and read as follows:

     "4. The total number of shares of stock which the Corporation shall have authority to issue is seven million five hundred thousand (7,500,000) shares: six million (6,000,000) of which shall be Common Stock, of the par value of One Cent ($.01) per share; and one million five hundred thousand (1,500,000) of which shall be Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share, amounting in the aggregate to One Million Five Hundred Sixty Thousand and 00/100 Dollars ($1,560,000.00).

     Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of stock shall be determined by the Board of Directors of the Corporation from time to time."

     SECOND:   That thereafter, pursuant to resolution of its sole director, the majority stockholder voted in favor of the amendment and written notice of such consent will be given to all stockholders who have not consented in writing to said amendment.

     THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said FAX International, Inc. has caused this certificate to be signed by Douglas J. Ranalli, its President and Secretary, this 6th of August, 1991.

                           BY:   /s/ Douglas J. Ranalli
                              -----------------------------
                                    Douglas J. Ranalli
                                    President

ATTEST: /s/ Douglas J. Ranalli
        ------------------------------
             Douglas J. Ranalli
             Secretary

                          CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            FAX INTERNATIONAL, INC.

     FAX INTERNATIONAL, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST:    That by written consent of all of the directors of the
Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That it be advisable for the Corporation to amend its Certificate of Incorporation by changing the Article numbered "4" so that, as amended, said Article 4 shall be and read as follows:

     "4. The total number of shares of stock which the Corporation shall have authority to issue is twelve million six hundred seventy-five thousand five hundred (12,675,500) shares: nine million (9,000,000) of which shall be Common Stock, of the par value of One Cent ($.01) per share; nine hundred seventy-five thousand five hundred (975,500) of which shall be Series A Convertible Preferred stock, of the par value of One Dollar ($1.00) per share; and two million seven hundred thousand (2,700,000) of which shall be Series B Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share, amounting in the aggregate to Three Million Seven Hundred Sixty-Five Thousand Five Hundred and 00/100 Dollars ($3,765,500.00).

          Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of stock shall be determined by the Board of Directors of the corporation from time to time."

     SECOND:   That thereafter, pursuant to resolution of all of the
Corporation's directors, the majority stockholders voted in favor of the amendment and written notice of such consent will be given to all stockholders who have not consented in writing to said amendment.

     THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Fax International, Inc. has caused this certificate to be signed by Douglas J. Ranalli, its President and Secretary, this 28th of September 1992.


                              By:   /s/ Douglas J. Ranalli
                                  ---------------------------
                                    Douglas J. Ranalli
                                    President

ATTEST: /s/ Douglas J. Ranalli
        --------------------------
        Douglas J. Ranalli
        Secretary

                          CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            FAX INTERNATIONAL, INC.


     FAX INTERNATIONAL, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST:    That by written consent of all of the directors of the
corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That it be advisable for the Corporation to amend its Certificate of Incorporation by changing the Article numbered "4" so that, as amended, said Article 4 shall be and read as follows:

     4. The total number of shares of stock which the Corporation shall have authority to issue is thirteen million three hundred twenty-five thousand five hundred (13,325,500) shares: nine million (9,000,000) of which shall be Common Stock, of the par value of One Cent ($.01) per share; nine hundred seventy-five thousand five hundred (975,500) of which shall be Series A Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; two million seven hundred thousand (2,700,000) of which shall be Series B Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; and six hundred fifty thousand (650,000) of which shall be Series C Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share, amounting in the aggregate to Four Million Four Hundred Fifteen Thousand Five Hundred and 00/100 Dollars ($4,415,500.00).

          Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of stock shall be determined by the Board of Directors of the Corporation from time to time."

     SECOND:   That thereafter, pursuant to resolution of all of the
Corporation's directors, the majority stockholders voted in favor of the amendment and written notice of such consent will be given to all stockholders who have not consented in writing to said amendment.

     THIRD:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Fax International, Inc. has caused this certificate to be signed by Douglas J. Ranalli, its President and Secretary, this _____ of May, 1993.

                                By: /s/ Douglas J. Ranalli
                                    ---------------------------
                                        Douglas J. Ranalli
                                        President

ATTEST:   /s/ Douglas J. Ranalli
          ---------------------------
          Douglas J. Ranalli
          Secretary

                          CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            FAX INTERNATIONAL, INC.


     FAX INTERNATIONAL, INC. (the "Corporation"), a Delaware corporation, DOES HEREBY CERTIFY:

     FIRST:    That by written consent of all of the directors of the
Corporation, a resolution was duly adopted setting forth a Proposed amendment of the Certificate of Incorporation of the Corporation and declaring such proposed amendment to be advisable, and that such amendment was approved by the written consent of holders of a majority of the capital stock entitled to vote thereon. The resolution setting forth the proposed amendment is as follows.

     RESOLVED: That it is advisable that Article 4 of the Corporation's Certificate of Incorporation, as amended, be amended to read in its entirety as follows; and that such Article 4 of the Corporation's Certificate of Incorporation, as amended, accordingly be amended to read in its entirety as follows:

     4. The total number of shares of stock that the Corporation shall have authority to issue is sixty-nine million six hundred forty-five thousand five hundred (69,645,500) shares, fifty million (50,000,000) of which shall be Common Stock, of the par value of One Cent ($0.0 1) per share, nine hundred seventy-five thousand five hundred (975,500) of which shall be Series A Convertible Preferred Stork, of the par value of One Dollar ($1.00) per share; two million seven hundred thousand (2,700,000) of which shall be Series B Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; six hundred fifty thousand (650,000) of which shall be Series C Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; two million six hundred thousand (2,600,000) of which shall be Series D Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; one hundred fifty thousand (150,000) of which shall be Series E Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; five hundred thousand (500,00) of which shall be Series F Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share. eight million five hundred seventy thousand (8,570,000) of which shall be Series G Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; and three million five hundred thousand (3,500,000) of which shall be Series H Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share, amounting in the aggregate to twenty million one hundred forty-five thousand five hundred dollars ($20,145,500).

          Additional designations and power, preferences and rights of the shares of stock and qualifications, limitations or restrictions thereof shall be determined by the Board of Directors of the Corporation from time to time.

     SECOND:   That written notice of such consent and approval will be given to all stockholders who have not consented in writing to such amendment.

     THIRD:    That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Fax International, has caused this certificate to be executed by Douglas J. Ranalli, its President and Secretary, this ____ day of April, 1995.

                            By:  /s/ Douglas J. Ranalli
                                 -----------------------------
                                    Douglas J. Ranalli,
                                    President

ATTEST:  /s/ Douglas J. Ranalli
        --------------------------
        Douglas J. Ranalli,
        Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF

                            FAX INTERNATIONAL, INC.
                            -----------------------


     Pursuant to Section 242 of the Delaware General Corporation Law, it is HEREBY CERTIFIED THAT:

     1.   The name of the corporation (hereinafter called the "corporation") is

                            FAX INTERNATIONAL, INC.

     2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

          Article FIRST:  The name of the Corporation is

                          UNIFI COMMUNICATIONS, INC.

     3. The amendment of the Certificate of incorporation herein certified has been duty adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on October 30, 1996


                                 /s/  Douglas J. Ranalli
                              ------------------------------
                              Douglas J. Ranalli
                              President and Secretary

Attest:
------

 /s/  Paula Litscher
------------------------
Paula Litscher
Vice President

                          CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                          UNIFI COMMUNICATIONS, INC.


     UNIFI COMMUNICATIONS, INC. (the "Corporation"), a Delaware corporation, DOES HEREBY CERTIFY:

     FIRST: That by written consent of all of the directors of the Corporation, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation and declaring such proposed amendment to be advisable, and that such amendment was approved by the written consent of holders of a majority of the capital stock entitled to vote thereon. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That it is advisable that Article 4 of the Corporation's
     --------
               Certificate of Incorporation, as amended, be amended to read in its entirety as follows; and that such Article 4 of the Corporation's Certificate of Incorporation, as amended, accordingly be amended to read in its entirety as follows:

               4. The total number of shares of stock that the Corporation shall have authority to issue is seventy-four million seven hundred and fifteen thousand five hundred (74,715,500) shares, fifty million (50,000,000) of which shall be Common Stock, of the par value of One Cent ($0.01) per share, nine hundred seventy-five thousand five hundred (975,500) of which shall be Series A Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; two million seven hundred thousand (2,700,000) of which shall be Series B Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; six hundred fifty thousand (650,000) of which shall be Series C Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; two million six hundred thousand (2,600,000) of which shall be Series D Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; one hundred fifty thousand (150,000) of which shall be Series E Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; five hundred thousand (500,000) of which shall be Series F Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; eight million five hundred seventy thousand (8,570,000) of which shall be Series G Convertible Preferred Stock, of the par value of One Dollar ($1.00) per share; and eight million five hundred seventy thousand (8,570,000) of which shall be Series I Convertible Preferred Stock of the par value of One Dollar ($1.00) per share amounting in the aggregate to twenty five million two hundred and fifteen thousand and five hundred dollars ($25,215,500).

     SECOND:   That written notice of such consent and approval will be given to all stockholders who have not consented in writing to such amendment.

     THIRD:    That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, UNIFI Communications, Inc. has caused this certificate to be executed by Q. Ellis Telford, its Assistant Secretary and Corporate Counsel, the 21st day of February, 1997.



                                    By:  /s/ Q. Ellis Telford
                                        --------------------------
                                         Q. Ellis Telford
                                         Assistant Secretary and
                                         Corporate Counsel

                          UNIFI COMMUNICATIONS, INC.
                          CERTIFICATE OF DESIGNATION
                                      OF
                       SERIES A, B, C, D, E, F, G AND H
                         CONVERTIBLE PREFERENCE STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK

                        ______________________________

                        Pursuant to Section 151 of the

                            General Corporation Law

                           of the State of Delaware
                        ______________________________

          UNIFI Communications, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, certifies:


                                 SERIES A

FIRST: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated April 28, 1993 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     RESOLVED: That 975,500 shares of the Corporation's Preferred Stock be, and
     --------
               hereby are, designated as Series A Convertible Preferred Stock with such rights and preferences as designated in the form attached hereto;

     RESOLVED: That the officers of the Corporation, or any of them, be, and
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable to carry out the intent of the foregoing resolutions;

SECOND:   That said Certificate of Designation of Series A Convertible Preferred
Stock is attached hereto as ANNEX A.
                            -------

                                 SERIES B


THIRD: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated April 28, 1993 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That 2,700,000 shares of the Corporation's Preferred Stock be,
     --------
               and hereby are, designated as Series B Convertible Preferred Stock with such rights and preferences as designated in the form attached hereto;

     RESOLVED: That the officers of the Corporation, or any of them, be, and
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable to carry out the intent of the foregoing resolutions;

FOURTH:   That said Certificate of Designation of Series B Convertible Preferred
Stock is attached hereto as ANNEX B.
                            -------


                                 SERIES C


FIFTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated May 4, 1993 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That 650,00 shares of the Corporation's Preferred Stock be, and
     --------
               hereby are, designated as Series C Convertible Preferred Stock with such rights and preferences as designated in the form annexed hereto;

     FURTHER
     RESOLVED: That the officers of the Corporation, or any of them, be, and
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable to carry out the intent of the foregoing resolutions;

SIXTH: That said Certificate of Designation of Series C Convertible Preferred Stock is attached hereto as ANNEX C.
                            -------


                                 SERIES D


SEVENTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated January 7, 1994 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     RESOLVED: That the two millon six hundred thousand shares of the
     --------
               Corporation's Preferred Stock, shall have the powers, preferences, and rights set forth on the Certificate of Designation of Series D Convertible Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock attached hereto;

     RESOLVED: That the appropriate officers of the Corporation be, and they
     --------
               hereby are, authorized, empowered, and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable, including without limitation filing a Certificate of Amendment of the Certificate of Incorporation of the Corporation, as previously amended, to carry out the intent of the foregoing resolutions;

EIGHTH:   That said Certificate of Designation of Series D Convertible Preferred
Stock is attached hereto as ANNEX D.
                            -------

                                 SERIES E

NINTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated May 11, 1994 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That the one hundred thirty-five thousand shares of the
     --------
               Corporation's Preferred Stock, shall have the powers, preferences, and rights set forth on the Certificate of Designation of Series E Convertible Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock attached hereto;

     FURTHER
     RESOLVED: That the appropriate officers of the Corporation be, and they
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable, including without limitation filing a Certificate of Amendment of the Certificate of Incorporation of the Corporation, as previously amended, to carry out the intent of the foregoing resolutions;

TENTH:    That said Certificate of Designation of Series E Convertible Preferred
Stock is attached hereto as ANNEX E.
                            -------


                                 SERIES F

ELEVENTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated May 11, 1994 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That the five hundred thousand shares of the Corporation's
     --------
               Preferred Stock, shall have the powers, preferences, and rights set forth on the Certificate of Designation of Series F Convertible Preferred Stock, Fixing Powers, Preferences, and rights of Such Stock attached hereto;

TWELFTH: That said Certificate of Designation of Series F Convertible Preferred Stock is attached hereto as ANNEX F.
                            -------

                                 SERIES G



THIRTEENTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated March 31, 1995 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That the eight million five hundred seventy thousand shares of
     --------
               the Corporation's Preferred Stock, shall have the powers, preferences, and rights set forth on the Certificate of Designation of Series G Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock attached hereto;

     FURTHER
     RESOLVED: That the appropriate officers of the Corporation be, and they
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable, including, without limitation, filing a Certificate of Amendment to the Corporation's Certificate of Incorporation, as previously amended, to carry out the intent of the foregoing resolutions;

FOURTEENTH: That said Certificate of Designation of Series G Convertible Preferred Stock is attached hereto as ANNEX G.
                                      -------

                                 SERIES H

FIFTEENTH: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated March 31, 1995 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That the three million five hundred thousand shares of the
     --------
               Corporation's Preferred Stock, shall have the powers, preferences, and rights set forth on the Certificate of Designation of Series H Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock attached hereto;

     FURTHER
     RESOLVED: That the appropriate officers of the Corporation be, and they
     --------
               hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents and instruments, in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to do any and all things they deem necessary or advisable, including, without limitation, filing a Certificate of Amendment to the Corporation's Certificate of Incorporation, as previously amended, to carry out the intent of the foregoing resolutions;

SIXTEENTH: That said Certificate of Designation of Series H Convertible Preferred Stock is attached hereto as ANNEX H.
                                      -------

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by Q. Ellis Telford, Assistant Secretary and Corporate Counsel on this 21st day of February, 1997.

                                    UNIFI Communications, Inc.



                                    By    /s/ Q. Ellis Telford
                                        ---------------------------
                                         Q. Ellis Telford
                                         Assistant Secretary and
                                         Corporate Counsel

                                    ANNEX A
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES A CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK



     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series A Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), shall be as follows:

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend for any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend for every share of the Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared or paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $1.00 for each share of Preferred Stock held by him, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Preferred Stock, such amount being hereinafter sometimes referred to as "the Liquidation Payment". Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among holders of the Preferred Stock shall be insufficient to permit payment to the holders of the Preferred Stock of the amount distributable as aforesaid, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Preferred Stock shall have been paid in full the amount to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in Section 3 hereof, shall be given by certified mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Preferred Stock addressed to each such holder at such holder's post office address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company), shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

     3.   Conversion.  Each issued and outstanding share of the Preferred Stock
          ----------
may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and non-assessable shares of the Company's Common Stock, $.01 Par value per share, as is determined by dividing $1.00 by the Conversion Price, as defined herein (the "Conversion Ratio"), in effect at the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Company's Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.00.

     In the event that, for the fiscal year ended December 31, 1994, the Company's total revenues (the "Revenues") are less than $5,000,000 and the Company's net income after tax (excluding extraordinary expense) (the "Net Income") is less than $500,000, then such initial Conversion Price shall be $0.67.

     In the event that, for the fiscal year ended December 31, 1994, the Company's Revenues are at least $5,000,000 but less than $10,000,000 or the Company's Net Income is less than $1,000,000, then such initial Conversion Price shall be $0.80.

     Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above. A holder's right to convert as aforesaid, if exercised;'must be applied to all shares of-the Preferred Stock of the holder.

     The Company, by majority vote of its Board of Directors, shall have the right to require the conversion of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock at the Conversion Price into the company's Common Stock, $0.01 par value per share, upon the following terms and conditions or upon the occurrence of the following event:

     If there is an underwritten offering and sale of the Company s Common Stock, registered under the Securities Act of 1933, as amended (the "Act") , having a maximum aggregate offering price of $5,000,000 or greater, then the Company may require the conversion, at the Applicable Conversion Rate, of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock to Common Stock, $0.01 par value per share, of the company immediately prior to the effective date of the Registration Statement filed with the Securities and Exchange Commission in connection with such offering. Notwithstanding the above, such conversion shall be rescinded in the event the closing of such offering does not occur within thirty (30) days of such effective date or the Company does not receive net proceeds of at least $5,000,000.

     4.   Voting.
          ------

          General.  At every meeting of the stockholders and except as is
          -------
otherwise required by law or herein, on all matters to be voted on by the stockholders of the Corporation, the holders of shares of Common Stock and of the Preferred Stock shall vote together as a single class with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 3, 5 and 6 hereof). In the event the matter to be voted upon involves the sale of all or substantially all of the Company's assets, such matter shall be determined by a vote of a two-thirds majority of the shares present in person or represented by proxy and voting on such matter.

     Notwithstanding the foregoing, the holders of the Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Preferred Stock. In the event any such change is voted upon, such matter shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matter.

     5.   Adjustments.  In case the Company shall at any time after the date
          -----------
hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid to the holders of Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise; the number of shares of Common Stock to which the holder of then issued and outstanding shares of the Preferred Stock shall be entitled upon conversion under Section 3 hereof shall be increased or decreased, as the case may be, in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such stock dividend, subdivision or combination as aforesaid.

     In addition, if there is any such stock dividend, subdivision or combination as aforesaid, the voting rights of a holder of the Preferred Stock under Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  In the event the
          --------------------------------------------------
Company shall issue any shares of Common stock, Options (as hereinafter defined), Convertible Securities (as hereinafter defined), or any shares of Additional Shares of Preferred Stock (as hereinafter defined), without consideration or for a consideration per share less than the Conversion Price, as adjusted, then and in such event, such Conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or options so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued are convertible or exercisable; provided, however, that in the event the Company, without receiving
             --------
any consideration, declares a dividend on the Preferred Stock payable in Preferred Stock or effects a subdivision of the outstanding shares of Preferred Stock into a greater or lesser number of shares of Preferred Stock, the Conversion Price in effect immediately prior to such stock dividend or subdivision shall be increased or decreased proportionately.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Preferred Stock, Convertible Securities or options outstanding immediately prior to such issue shall be deemed to be outstanding.

     For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Additional Shares of Preferred Stock" shall mean all shares of Preferred Stock issued by the Company after September 9, 1992, other than shares of Preferred Stock issued or issuable as a dividend or distribution on the Preferred Stock, or by reason of a dividend, stock split, split-up or other distribution on shares of Preferred Stock.

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock,of the conversion rights described in Section 3, (ii) exercise by a holder of the Company's Series B Convertible Preferred Stock of the conversion rights accorded such Series B Convertible Preferred Stock; (iii) exercise of an incentive or nonqualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

     For purposes of this Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (A) Cash and Property: Such consideration:
         ------------------

          (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Corporation;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Corporation for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

     (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or the conversion or exchange of such Convertible Securities, or in the case of options for Convertible Securities, the exercise of such options for Convertible Securities and the conversion or exchange of such Convertible Securities by

     (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Preferred Stock, Convertible Securities or options are convertible or exercisable.

     7.   Rights of Co-Sale.  Until such time as the Company effects an
          -----------------
underwritten offering and sale of the Company's Common Stock, resulting in net proceeds to the Company of at least $5,000,000, if any holder of shares of Preferred Stock, or of Common Stock into which such Preferred Stock has been converted in accordance with the provisions of the Certificate of Designation of Series A Convertible Preferred Stock, dated as of April 27, 1993 (hereinafter referred to in this Section 7 as the "Selling Stockholder"), proposes to transfer more than 100,000 shares of Common Stock or Preferred Stock owned by him, then he shall afford the other holders of shares of Common Stock or Preferred Stock (hereinafter referred to in this Section 7 as the "Other Stockholders") the right to transfer the shares of Common Stock or Preferred Stock held by them as follows:

     The Selling Stockholder shall give written notice to the other Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of such shares which he desires to transfer, the percentage which such shares represent of the total number of shares held by him, on a fully converted and fully-exercised basis (the "Sales Percentage"), the identity of the proposed transfer of such shares, and the time within which and the price and all other material terms and conditions upon which the Selling Stockholder proposes to sell such shares.

     Each of the Other Stockholders shall notify the Company in writing, within fifteen (15) days after such notice, whether such Other Stockholder desires to sell any such shares of Common Stock or Preferred Stock held by such other stockholder concurrently with the selling Stockholder in accordance with the terms and provisions of this section 7. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Selling Stockholder, for the purpose hereof, shall be deemed to constitute a refusal by such other stockholder to sell any of such other Stockholder's shares of Common Stock or Preferred Stock concurrently with the Selling Stockholder.

     Concurrently with the delivery of the notice referred to above, the Selling Stockholder shall offer each of the Other Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Common Stock or Preferred Stock then held by the Other Stockholder, on a fully-converted and fully-exercised basis, which is equal to the Sales Percentage. It is agreed and understood that the Selling Stockholder shall obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Preferred Stock to be sold by each of the Other Stockholders as he has obtained from such purchaser or purchasers in respect of the shares proposed to be sold by him, including the time of purchase, the purchase price and,,the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made.

     In the event the Selling Stockholder cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Common Stock or Preferred Stock held by each of the Other Stockholders which is equal to the Sales Percentage of the shares, then the Selling Stockholder shall reduce the number of shares which the Selling Stockholder proposes to sell so that both the Selling Stockholder and each of the Other Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by the Selling Stockholder and each of the Other Stockholders being rounded to the nearest whole share) of the shares of Common Stock or Preferred Stock then held by each of them, respectively, or such lesser percentage as the Other Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by the Selling Stockholder.

     None of the Other Stockholders shall be obligated to sell any shares of Common Stock or Preferred Stock pursuant to any notice furnished by the Selling Stockholder in accordance with the provisions of this Section 7.

     Any and all sales of common Stock or Preferred Stock by the Other Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the shares by the Selling Stockholder.

     Notwithstanding the foregoing, the provisions of this section sale of shares by the selling 7 shall not apply to any proposed Stockholder to either
(i) an immediate family member of the Selling Stockholder's; (ii) a trust of which the selling Stockholder is a trustee and/or a beneficiary; or (iii) a corporation of which the Selling Stockholder holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including the Selling Stockholder's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement among certain stockholders and the Company.

     8.   Right to Purchase Shares of an Additional Series or class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Additional Shares of Preferred Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one or more investors, then the Company shall afford the holders of Preferred Stock the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all the holders of Preferred Stock, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $1.50 per share of Common Stock (determined in accordance with the principles of section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each holder of the Preferred Stock shall notify the Company in writing, within fifteen (15) days after such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such holder of Preferred Stock to purchase any such shares of Additional Stock. No holder of Preferred Stock shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock which exceeds the percentage of Common Stock, on a fully-converted and fully-exercised basis, owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3, (ii) exercise by a holder of the Company's Series B Convertible Preferred Stock issued and outstanding as of March 31, 1993, of the conversion rights accorded such Series B Convertible Preferred Stock; (iii) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

     9.   Amendments.  No provision of these terms of the Series A Convertible
          ----------
Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock.

                                    ANNEX B
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES B CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK



     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series B Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), shall be as follows:

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend for any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend for every share of the Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared or paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $1.00 for each share of Preferred Stock held by him, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Preferred Stock, such amount being hereinafter sometimes referred to as "the Liquidation Payment". Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among holders of the Preferred Stock shall be insufficient to permit payment to the holders of the Preferred Stock of the amount distributable as aforesaid, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Preferred Stock shall have been paid in full the amount to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in Section 3 hereof, shall be given by certified mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Preferred Stock addressed to each such holder at such holder's post office address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the company), shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

     3.   Conversion.  Each issued and outstanding share of the Preferred Stock
          ----------
may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and non-assessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $1.00 by the conversion Price, as defined herein (the "Conversion Ratio"), in effect at the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Company's Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.00. Such initial conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above. A holder's right to convert as aforesaid, if exercised, must be applied to all shares of the Preferred Stock of the holder.

     The company, by majority vote of its Board of Directors, shall have the right to require the conversion of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock at the Conversion Price into the Company's Common Stock, $0.01 par value per share, upon the following terms and conditions or upon the occurrence of the following event:

     If there is an underwritten offering and sale of the Company's Common Stock, registered under the Securities Act of 1933, as amended (the "Act"), having a maximum aggregate offering price of $5,000,000 or greater, then the Company may require the conversion, at the Applicable conversion Rate, of all but not less than all of the then issued and outstanding shares of the Preferred Stock to Common Stock, $0.01 par value per share, of the Company immediately prior to the effective date of the Registration Statement filed with the Securities and Exchange Commission in connection with such offering. Notwithstanding the above, such conversion shall be rescinded in the event the closing of such offering does not occur within thirty (30) days of such effective date or the Company does not receive net proceeds of at least $5,000,000.

     4.   Voting.
          ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Corporation, the holders of shares of Common Stock and of the Preferred Stock shall vote together as a single class with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 3, 5 and 6 hereof). In the event the matter to be voted upon involves the sale of all or substantially all of the Company's assets, such matter shall be determined by a vote of a two-thirds majority of the shares present in person or represented by proxy and voting on such matter.

     Notwithstanding the foregoing, the holders of the Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Preferred Stock. In the event any such change is voted upon, such matter shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matter.

     5.   Adjustments.  In case the Company shall at any time after the date
          -----------
hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid to the holders of Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise; the number of shares of Common Stock to which the holder of then issued and outstanding shares of the Preferred Stock shall be entitled upon conversion under Section 3 hereof shall be increased or decreased, as the case may be, in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such stock dividend, subdivision or combination as aforesaid.

     In addition, if there is any such stock dividend, subdivision or combination as aforesaid, the voting rights of a holder of the Preferred Stock under Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  In the event the
          --------------------------------------------------
Company shall issue any shares of Common Stock, options (as hereinafter defined), Convertible Securities (as hereinafter defined), or any shares of Additional Shares of Preferred Stock (as hereinafter defined), without consideration or for a consideration per share less than the Conversion Price, as adjusted, then and in such event, such conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or options so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such Additional Shares of Preferred Stock, shares of Common Stock, convertible securities or Options so issued are convertible or exercisable; provided, however, that in the event the Company, without receiving
             --------
any consideration, declares a dividend on the Preferred Stock payable in Preferred Stock or effects a subdivision of the outstanding shares of Preferred Stock into a greater or lesser number of shares of Preferred Stock, the Conversion Price in effect immediately prior-to such stock dividend or subdivision shall be increased or decreased proportionately.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Preferred Stock, Convertible Securities or options outstanding immediately prior to such issue shall be deemed to be outstanding.

     For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Additional Shares of Preferred Stock" shall mean all shares of Preferred Stock issued by the Company after March 31, 1993, other than shares of Preferred Stock issued or issuable as a dividend or distribution on the Preferred Stock, or by reason of a dividend, stock split, split-up or other distribution on shares of Preferred Stock.

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3, (ii) exercise by a holder of the Company's Series A Convertible Preferred Stock of the conversion rights accorded such Series A Convertible Preferred Stock; (iii) exercise of an incentive or nonqualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

     For purposes of this Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (A) Cash and Property:  Such consideration:
         -----------------

          (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Corporation;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Corporation for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the

Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such options or the conversion or exchange of such Convertible Securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Preferred Stock, Convertible Securities or Options are convertible or exercisable.

     7.   Rights of Co-Sale.  Until such time as the Company effects an
          -----------------
underwritten offering and sale of the Company's Common Stock, resulting in net proceeds to the Company of at least $5,000,000, if any holder of shares of Preferred Stock, or of Common Stock into which such Preferred Stock has been converted in accordance with the provisions of the Certificate of Designation of Series B Convertible Preferred Stock, dated as of April 27, 1993 (hereinafter referred to in this Section 7 as the "Selling Stockholder"), proposes to transfer more than 100,000 shares of Common Stock or Preferred Stock owned by him, then he shall afford the other holders of shares of Common Stock or Preferred Stock (hereinafter referred to in this Section 7 as the "Other Stockholders") the right to transfer the shares of Common Stock or Preferred Stock held by them as follows:

     The Selling Stockholder shall give written notice to the Other Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of such shares which he desires to transfer, the percentage which such shares represent of the total number of shares held by him, on a fully converted and fully-exercised basis, (the "Sales Percentage"), the identity of the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which the Selling Stockholder proposes to sell such shares.

     Each of the Other Stockholders shall notify the Company in writing, within fifteen (15) days after such notice, whether such other Stockholder desires to sell any such shares of Common Stock or Preferred Stock held by such other Stockholder concurrently with the Selling Stockholder in accordance with the terms and provisions of this Section 7. Failure to provide such written notice within said fifteen-day period after receipt of notice from the selling Stockholder, for the purpose hereof, shall be deemed to constitute a refusal by such Other Stockholder to sell any of such Other Stockholder's shares of Common Stock or Preferred Stock concurrently with the Selling Stockholder.

     Concurrently with the delivery of the notice referred to above, the Selling Stockholder shall offer each of the Other Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Common Stock or Preferred Stock then held by the other Stockholder, on a fully-converted and fully-exercised basis, which is equal to the Sales Percentage. It is agreed and understood that the Selling Stockholder shall obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Preferred Stock to be sold by each of the Other Stockholders as he has obtained from such purchaser or purchasers in respect of the shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made.

     In the event the Selling Stockholder cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Common Stock or Preferred Stock held by each of the Other Stockholders which is equal to the Sales Percentage of the shares, then the Selling Stockholder shall reduce the number of shares which the Selling Stockholder proposes to sell so that both the Selling Stockholder and each of the other Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by the Selling Stockholder and each of the Other Stockholders being rounded to the nearest whole share) of the shares of Common Stock or Preferred Stock then held by each of them, respectively, or such lesser percentage as the Other Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by the Selling Stockholder.

     None of the Other Stockholders shall be obligated to sell any shares of Common Stock or Preferred Stock pursuant to any notice furnished by the Selling Stockholder in accordance with the provisions of this Section 7.

     Any and all sales of Common Stock or Preferred Stock by the Other Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the shares by the Selling Stockholder.

     Notwithstanding the foregoing, the provisions of this section 7 shall not apply to any proposed sale of shares by the Selling Stockholder to either (i) an immediate family member of the Selling Stockholder's; (ii) a trust of which the Selling Stockholder is a trustee and/or a beneficiary; or (iii) a corporation of which the Selling Stockholder holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including the Selling Stockholder's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement among certain stockholders and the Company.

     8.   Right to Purchase Shares of an Additional Series or Class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Additional Shares of Preferred Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one or more investors, then the Company shall afford the holders of Preferred Stock the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all the holders of Preferred Stock, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $1.50 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each holder of the Preferred Stock shall notify the Company in writing, within fifteen (15) days after such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such holder of Preferred Stock to purchase any such shares of Additional Stock. No holder of Preferred Stock shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock which exceeds the percentage of Common Stock, on a fully-converted and fully-exercised basis, owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in section 3, (ii) exercise by a holder of the Company's Series A Convertible Preferred Stock issued and outstanding as of September 9, 1992, of the conversion rights accorded such Series A Convertible Preferred Stock; (iii) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

     9.   Amendments.  No provision of these terms of the Series B Convertible
          ----------
Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock.

                                    ANNEX C
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES C CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK



     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series C Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), shall be as follows:

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend for any share of the Common Stock, $.01 par value per share, of the Company (the "Common Stock") unless the Board of Directors shall first have declared and paid a dividend for every share of the Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the common Stock that is greater than an amount equal to the dividend declared or paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $1.50 for each share of Preferred Stock held by him, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Preferred Stock, such amount being hereinafter sometimes referred to as "the Liquidation Payment". Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among holders of the Preferred Stock shall be insufficient to permit payment to the holders of the Preferred Stock of the amount distributable as aforesaid, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Preferred Stock, pari passu, to the holders of the Corporation's Series A Convertible Preferred
----------
Stock, its Series B Convertible Preferred Stock and holders of any other series of stock entitled to such payment. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Preferred Stock shall have been paid in full the amount to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right sat forth in Section 3 hereof, shall be given by certified mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Preferred

Stock addressed to each such holder at such holder's post office address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company), shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

     3.   Conversion.  Each issued and outstanding share of the Preferred Stock
          ----------
may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and non-assessable shares of the Company's Common Stock, as is determined by dividing $1.50 by the Conversion Price, as defined herein (the "Conversion Ratio"), in effect at the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Company's Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.50. Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above. A holder's right to convert as aforesaid, if exercised, must be applied to all shares of the Preferred Stock of the holder.

     The Company, by majority vote of its Board of Directors, shall have the right to require the conversion of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock at the Conversion Price into the Company's Common Stock, $.01 par value per share, upon the following terms and conditions or upon the occurrence of the following event:

     If there is an underwritten offering and sale of the Company's Common Stock, registered under the Securities Act of 1933, as amended (the "Act"), having a maximum aggregate offering price of $5,000,000 or greater, then the Company may require the conversion, at the Applicable Conversion Rate, of all but not less than all of the then issued and outstanding shares of the Preferred Stock to Common Stock, immediately prior to the effective date of the Registration Statement filed with the Securities and Exchange Commission in connection with such offering. Notwithstanding the above, such conversion shall be rescinded in the event the closing of such offering does not occur within thirty (30) days of such effective date or the Company does not receive net proceeds of at least $5,000,000.

     4.   Voting.
          ------

          General.  At every meeting of the stockholders and except as is
          -------
otherwise required by law or herein, on all matters to be voted on by the stockholders of the Corporation, the holders of shares of Common Stock and of the Preferred Stock shall vote together as a single class with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 3, 5 and 6 hereof). In the event the matter to be voted upon involves the sale of all or substantially all of the Company's assets, such matter shall be determined by a vote of a two-thirds majority of the shares present in person or represented by proxy and voting on such matter.

     Notwithstanding the foregoing, the holders of the Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Preferred Stock. In the event any such change is voted upon, such matter shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matter.

     5.   Adjustments.  In case the Company shall at any time after the date
          -----------
hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid to the holders of Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise; the number of shares of Common Stock to which the holder of then issued and outstanding shares of the Preferred Stock shall be entitled upon conversion under Section 3 hereof shall be increased or decreased, as the case may be, in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such stock dividend, subdivision or combination as aforesaid.

     In addition, if there is any such stock dividend, subdivision or combination as aforesaid, the voting rights of a holder of the Preferred Stock under Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  In the event the
          --------------------------------------------------
Company shall issue any shares of Common Stock, Options (as hereinafter defined), Convertible Securities (as hereinafter defined), or any shares of Additional Shares of Preferred Stock (as hereinafter defined), without consideration or for a consideration per share less than the Conversion Price, as adjusted, then and in such event, such Conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the company for the total number of Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued are convertible or exercisable; provided, however, that in the event the Company, without receiving
             --------
any consideration, declares a dividend on the Preferred Stock payable in Preferred Stock or effects a subdivision of the outstanding shares of Preferred Stock into a greater or lesser number of shares of Preferred Stock, the Conversion Price in effect immediately prior to such stock dividend or subdivision shall be increased or decreased proportionately.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Preferred Stock, Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding.

     For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Additional Shares of Preferred Stock" shall mean all shares of Preferred Stock issued by the Company after July 31, 1993, other than shares of Preferred Stock issued or issuable as a dividend or distribution on the Preferred Stock, or by reason of a dividend, stock split, split-up or other distribution on shares of Preferred Stock.

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3, (ii) exercise by a holder of the company's Series A Convertible Preferred Stock of the conversion rights accorded such Series A Convertible Preferred Stock; (iii) exercise by a holder of the Company's Series B Convertible Preferred Stock of the conversion rights accorded such Series B Convertible Preferred Stock; (iv) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (v) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

     For purposes of this Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (A) Cash and Property; Such consideration:
         ------------------

          (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Corporation;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Corporation for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Preferred Stock, Convertible Securities or Options are convertible or exercisable.

     7.   Rights of Co-Sale.  Until such time as the Company effects an
          -----------------
underwritten offering and sale of the Company's Common Stock, resulting in net proceeds to the Company of at least $5,000,000, if any holder of shares of Preferred Stock, or of Common Stock into which such Preferred Stock has been converted in accordance with the provisions of the Certificate of Designation of Series C Convertible Preferred Stock, dated as of May 4, 1993 (hereinafter referred to in this Section 7 as the "Selling Stockholder") , proposes to transfer more than 100,000 shares of Common Stock or Preferred Stock owned by him, then he shall afford the other holders of shares of Common Stock or Preferred Stock (hereinafter referred to in this Section 7 as the "Other Stockholders") the right to transfer the shares of Common Stock or Preferred Stock held by them as follows:

     The Selling Stockholder shall give written notice to the Other Stockholders, at least, thirty (30) days prior to any proposed transfer of any such shares, specifying the number of such shares which he desires to transfer, the percentage which such shares represent of the total number of shares held by him, on a fully converted and fully-exercised basis, (the "Sales Percentage"), the identity of the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which the Selling Stockholder proposes to sell such shares.

     Each of the Other Stockholders shall notify the Company in writing, within fifteen (15) days after such notice, whether such Other Stockholder desires to sell any such shares of Common Stock or Preferred Stock held by such Other Stockholder concurrently with the Selling Stockholder in accordance with the terms and provisions of this Section 7. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Selling Stockholder, for the purpose hereof, shall be deemed to constitute a refusal by such Other Stockholder to sell any of such Other Stockholder's shares of Common Stock or Preferred Stock concurrently with the Selling Stockholder.

     Concurrently with the delivery of the notice referred to above, the Selling Stockholder shall offer each of the Other Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Common Stock or Preferred Stock then held by the Other Stockholder, on a fully-converted and fully-exercised basis, which is equal to the Sales

Percentage. It is agreed and understood that the Selling Stockholder shall obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Preferred Stock to be sold by each of the Other Stockholders as he has obtained from such purchaser or purchasers in respect of the shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made.

     In the event the Selling Stockholder cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Common Stock or Preferred Stock held by each of the Other Stockholders which is equal to the Sales Percentage of the shares, then the Selling Stockholder shall reduce the number of shares which the Selling Stockholder proposes to sell so that both the Selling Stockholder and each of the other Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by the Selling Stockholder and each of the Other Stockholders being rounded to the nearest whole share) of the shares of Common Stock or Preferred Stock then held by each of them, respectively, or such lesser percentage as the Other Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by the Selling Stockholder.

     None of the Other Stockholders shall be obligated to sell any shares of Common Stock or Preferred Stock pursuant to any notice furnished by the Selling Stockholder in accordance with the provisions of this Section 7.

     Any and all sales of Common Stock or Preferred Stock by the Other Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the shares by the Selling Stockholder.

     Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to any proposed sale of shares by the Selling Stockholder to either (i) an immediate family member of the Selling Stockholder's; (ii) a trust of which the Selling Stockholder is a trustee and/or a beneficiary; or (iii) a corporation of which the Selling Stockholder holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including the Selling Stockholder's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement among certain stockholders and the Company.

     8.   Right to Purchase Shares of an Additional Series or Class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Additional Shares of Preferred Stock, Convertible Securities or options (collectively, the "Additional Stock") to one or more investors, then the Company shall afford the holders of Preferred Stock the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all the holders of Preferred Stock, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $1.50 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each holder of the Preferred Stock shall notify the Company in writing, within fifteen (15) days after such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such holder of Preferred Stock to purchase any such shares of Additional Stock. No holder of Preferred Stock shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock which exceeds the percentage of Common Stock, on a fully-converted and fully-exercised basis, owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3, (ii) exercise by a holder of the Company's Series A Convertible Preferred Stock of the conversion rights accorded such Series A Convertible Preferred Stock; (iii) exercise by a holder of the Company's Series B Convertible Preferred Stock of the conversion rights accorded such Series B Convertible Preferred Stock; (iv) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (v) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the company as of April 7, 1993.

     9.   Amendments.  No provision of these terms of the Series C Convertible
          ----------
Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series C Convertible Preferred Stock.

                                    ANNEX D
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES D CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK


     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series D Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), of UNIFI Communications, Inc. (the "Company"),
            --------- -----                                        -------
shall be as follows:

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend for any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend for every share of the Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared or paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $3.50 for each share of Preferred Stock held by him, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Preferred Stock, such amount being hereinafter sometimes referred to as the "Liquidation
                                                                   -----------
Payment"; provided, that the Preferred Stock shall rank on a parity with the
-------
Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, and any other series of preferred stock subsequently designated as ranking on parity with the Preferred Stock (such series, along with the Preferred Stock, are referred to as the "Senior
                                                                     -------
Preferred Stock").  Such holders shall not be entitled to any further payment.
-----------------
If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Senior Preferred Stock shall be insufficient to permit payment to the holders of the Senior Preferred Stock of the amount distributable to each in accordance with the rights and preferences designated for each respective series, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Senior Preferred Stock in proportion to the respective Liquidation Payments (or other corresponding liquidation rights and preferences) designated for each such series. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Senior Preferred Stock shall have been paid in full the amount to which they shall be entitled, any remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in Section 3 hereof, shall be given by certified mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Preferred Stock addressed to each such holder at such holder's post office address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company), shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this
Section 2.

     3.   Conversion.  Each issued and outstanding share of the Preferred Stock
          ----------
may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and non-assessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $3.50 by the Conversion Price, as defined herein (the "Conversion Ratio"), in effect at the time of the conversion. The
             ----------------
conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Company's Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be
                                          ----------------
$3.50. Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above. A holder's right to convert as aforesaid, if exercised, must be applied to all shares of the Preferred Stock of the holder.

     The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock into the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten offering and sale of the Company's Common Stock having a maximum aggregate offering price of $5,000,000 or more. Any such conversion shall be rescinded in the event the closing of such underwritten public offering does not occur within thirty (30) days of such effective date.

     4.   Voting.
          ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Corporation, the holders of shares of Common Stock and of the Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof). In the event the matter to be voted upon involves the sale of all or substantially all of the Company's assets, such matter shall be determined by a vote of two-thirds of the shares present in person or represented by proxy, voting on such matter as set forth above.

     Directors.  So long as any shares of Preferred Stock are outstanding, the
     ---------
holders thereof shall have the right, voting as a single class, to elect one director. So long as any shares of Preferred Stock are outstanding, such director may be removed only by holders of a majority of such outstanding shares of Preferred Stock. Except as provided in this paragraph, holders of the Preferred Stock shall not have an right to vote with respect to the election or removal of directors.

     Class Vote.  Notwithstanding the foregoing, the holders of the Preferred
     ----------
Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Preferred Stock. In the event any such change is voted upon, such matter shall be determined by a vote of a majority of the shares of Preferred Stock present in person or represented by proxy and voting on such matter.

     5.   Adjustments.  In case the Company shall at any time after the date
          -----------
hereof declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid to the holders of Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise; the number of shares of Common Stock to which the holder of then issued and outstanding shares of the Preferred Stock shall be entitled upon conversion under Section 3 hereof shall be increased or decreased, as the case may be (and, accordingly, the Conversion Price shall be decreased or increased), in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such stock dividend, subdivision or combination as aforesaid. In addition, if the Company, without receiving any consideration, declares a dividend on the Preferred Stock payable in Preferred Stock or effects a subdivision of the outstanding shares of Preferred Stock into a greater or lesser number of shares of Preferred Stock, the Conversion Price in effect immediately prior to such stock dividend or subdivision shall be increased or decreased proportionately.

     In the event of any such stock dividend, subdivision or combination described in this Section 5, the voting rights of a holder of the Preferred Stock under Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  In the event the
          --------------------------------------------------
Company shall issue any shares of Common Stock, options (as hereinafter defined), Convertible Securities (as hereinafter defined), or any shares of Additional Shares of Preferred Stock (as hereinafter defined), without consideration or for a consideration per share less than the then Conversion Price, as adjusted, then and in such event, the Conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued are convertible or exercisable.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Preferred Stock Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding. For purposes of this Section 6 and of Section 8, the following definitions, shall apply:

          (a) "Additional Shares of Preferred Stock" shall mean all shares of preferred stock issued by the Company after January 12, 1994, other than shares of preferred stock issued or issuable as a dividend or distribution on the Preferred Stock, or by reason of a dividend, stock split, split-up or other distribution on shares of Preferred Stock.

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3, (ii) exercise by a holder of the Company's Senior Preferred Stock of the conversion rights accorded such Senior Preferred Stock; (iii) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or nonqualified stock option issued or granted by the Company and outstanding as of January 12, 1994.

     For purposes of this Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (A) Cash and Property.  Such consideration:
         -----------------

          (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Corporation;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Corporation for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which. or for which the shares of Preferred Stock, Convertible Securities or Options are convertible or exercisable.

     7.   Rights of Co-Sale.
          -----------------

          (a)  Sales by Shareholders.  Until such time as the Company effects an
               ---------------------
underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $5,000,000, if any holder (hereinafter referred to in this Section 7(A) as the "Selling Stockholder") of shares of
                                         -------------------
Preferred Stock, or of Common Stock into which such Preferred Stock has been converted in accordance with the provisions of this Certificate of Designation of Series D Convertible Preferred Stock ("Converted Common Stock"), proposes to
                                        --------------------------
transfer more than 100,000 shares of Converted Common Stock or Preferred Stock owned by him, then he shall, afford the other holders (the "Other Stockholders")
                                                           ---------------------
of shares of Preferred Stock or of Converted Common Stock, as applicable, the right to transfer the shares of Preferred Stock or Converted Common Stock, as applicable, held by them as follows:

     The Selling Stockholder shall give written notice to the Other Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of such shares which he desires to transfer, the percentage which such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"),
                                                          ----------------
the identity of the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which the Selling Stockholder proposes to sell such shares.

     Concurrently with the delivery of the notice referred to above, the Selling Stockholder shall offer each of the Other Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock or Preferred Stock (as applicable) then held by the Other Stockholder, on a fully-converted and fully-exercised basis, that is equal to the Sales Percentage. It is agreed and understood that the Selling Stockholder shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Preferred Stock or Converted Common Stock (as applicable) to be sold by each of the Other Stockholders as he has obtained from such purchaser or purchasers in respect of the shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made.

     In the event the Selling Stockholder cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock or Preferred Stock (as applicable) held by each of the Other Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then the Selling Stockholder shall reduce the number of shares which the Selling Stockholder proposes to sell so that both the Selling Stockholder and each of the Other Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by the Selling Stockholder and each of the Other Stockholders being rounded to the nearest whole share) of the shares of Converted Common Stock or Preferred Stock then held by each of them, respectively, or such lesser percentage as the Other Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by the Selling Stockholder.

     Each of the Other Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Selling Stockholder under this Section 7(A), whether such Other Stockholder desires to sell any such shares of Converted Common Stock or Preferred Stock (as applicable) held by such Other Stockholder concurrently with the Selling Stockholder in accordance with the terms and provisions of this Section 7(A). Failure to provide such written notice within the fifteen-day period after receipt of notice from the Selling Stockholder shall be deemed to constitute an irrevocable declination by such Other Stockholder to sell any of such Other Stockholder's shares of Converted Common Stock or Preferred Stock concurrently with the Selling Stockholder. No Other Stockholder shall be obliged to sell any shares of Converted Common Stock or Preferred Stock pursuant to any notice furnished by the Selling Stockholder in accordance with the provisions of this
Section 7(A).

     Any and all sales of Converted Common Stock or Preferred Stock by the Other Stockholders pursuant to the terms of this Section 7(A) shall be made either concurrently with or prior to the sale of the shares by the Selling Stockholder.

     Notwithstanding the foregoing, the provisions of this Section 7(A) shall not apply to any proposed sale of shares of Preferred-Stock or Converted Common Stock by the Selling Stockholder to either (i) an immediate family member of the Selling Stockholder's; (ii) a trust of which the Selling Stockholder is a trustee and/or a beneficiary; or (iii) a corporation of which the Selling Stockholder holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including any of the Selling Stockholder's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party.

          (b)  Sales by Douglas J. Ranalli.  Until such time as the Company
               ---------------------------
effects an underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $5,000,000, if Douglas J. Ranalli proposes to transfer more than 100,000 shares of Common Stock (other than Common Stock acquired by him upon the conversion of Senior Preferred Stock) owned by him ("Founder Shares"), then he shall afford the holders (the "Class D
               --------------                                           -------

Stockholders") of shares of Preferred Stock and/or of Converted Common Stock the
------------
right to transfer the shares of Converted Common Stock held by them as follows:

     Ranalli shall give written notice to the Class D Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of Founder Shares that he desires to transfer, the percentage that such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"), the identity of
                                          ----------------
the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which Ranalli proposes to sell such shares.

     Concurrently with the delivery of the notice referred to above, Ranalli shall offer each of the Class D Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock (including shares of Converted Common Stock acquired upon conversion of the Preferred Stock held by such Class D Stockholders after the date of such notice) then held by the Class D Stockholder, taking into account in determining such percentage all shares of Preferred Stock and Converted Common Stock held by such Class D Stockholder on a fully converted basis, that is equal to the Sales Percentage. It is agreed and understood that Ranalli shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Converted Common Stock to be sold by each of the Class D Stockholders as he has obtained from such purchaser or purchasers in respect of the Founder Shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of Ranalli's shares is to be made.

     In the event Ranalli cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock (including the Preferred Stock as well for purposes of calculating such percentage as set forth above) held by each of the Class D Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then Ranalli shall. reduce the number of Founder Shares that Ranalli proposes to sell so that Ranalli and each of the Class D Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by Ranalli and each of the Class D Stockholders being rounded to the nearest whole share) of the Founder Shares or shares of Converted Common Stock (as applicable) then held by each of them, respectively, or such lesser percentage as the Class D Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by Ranalli.

     Each of the Class D Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Ranalli under this Section 7(B), whether such Class D Stockholder desires to sell any such shares of Converted Common Stock held by such Class D Stockholder concurrently with Ranalli in accordance with the terms and provisions of this Section 7(B). Failure to provide such written notice within the fifteen-day period after receipt of notice from Ranalli shall be deemed to constitute an irrevocable declination by such Class D Stockholder to sell any of such Class D Stockholder's shares of Converted Common Stock concurrently with Ranalli. No Class D Stockholder shall be obliged to sell any shares of Converted Common Stock pursuant to any notice furnished by Ranalli in accordance with the provisions of this Section 7(B).

     Any and all sales of Converted Common Stock by the Class D Stockholders pursuant to the terms of this Section 7(B) shall be made either concurrently with or prior to the sale of the Founder Shares by Ranalli.

     Notwithstanding the foregoing, the provisions of this Section 7(B) shall not apply to any proposed sale of Founder Shares by Ranalli to either (i) an immediate family member of Ranalli's; (ii) a trust of which Ranalli is a trustee and/or a beneficiary; or (iii) a corporation of which Ranalli holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including any of Ranalli's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party; provided, that any Founder Shares
                                           --------
sold in a transaction described in clauses (i) through (iii) shall continue to be subject to the provisions of this Section 7(B) in the hands of the transferee thereof.

     8.   Right to Purchase Shares of an Additional Series or Class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Additional Shares of Preferred Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one or more investors, then the
                    ----------------
Company shall afford the holders of Preferred Stock the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all the holders of Preferred Stock at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $3.50 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each holder of the Preferred Stock shall notify the Company in writing, within fifteen (15) days after such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such holder of Preferred Stock to purchase any such shares of Additional Stock. No holder of Preferred Stock shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock which exceeds the percentage of Common Stock, on a fully-converted and fully-exercised basis, represented by the Preferred Stock owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Senior Preferred Stock (including the Preferred Stock) of conversion rights accorded such shares pursuant to the certificate of designation of powers, rights, and preferences of such shares, (ii) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company and outstanding as of January 12, 1994.

     9.   Amendments.  No provision of these terms of the Series D Convertible
          ----------
Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock.

                                    ANNEX E
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES E CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK


     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series E Convertible Preferred Stock, $1.00 par value per share (the "Series E Preferred Stock"), of UNIFI Communications, Inc. (the
            ------------------------
"Company"), shall be as follows:
--------

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend (including any cash dividend or distribution of securities or assets other than a distribution for which the Conversion Price is adjusted pursuant to Section 5 or 6) on any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend on every share of the Series E Convertible Preferred Stock. The Board of Directors of the Company shall not declare or pay a dividend on any share of the Series A, Series B, Series C, Series D, Series F, or any other series of preferred stock unless a dividend in equal amount is declared and paid on every share of the Series E Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared and paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock of the Company shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Series E Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $3.00 for each share of Series E Preferred Stock held by it, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Series E Preferred Stock, such amount being hereinafter sometimes referred to as the "Liquidation Payment"; provided, that in such event the Series E Preferred
     -------------------
Stock shall rank on a parity with the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series F Convertible Preferred Stock, and any other series of preferred stock subsequently designated as ranking on parity with the Series E Preferred Stock (such series, along with the Series E Preferred Stock, are referred to as the "Senior Preferred Stock").
                                                  ----------------------
Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Senior Preferred Stock shall be insufficient to permit payment to the holders of the Senior Preferred Stock of the amount distributable to each in accordance with the rights and preferences designated for each respective series, then all of the assets of the Company to be distributed shall be made ratably among the holders of the Senior Preferred

Stock in proportion to the respective Liquidation Payments (or other corresponding liquidation rights and preferences) designated for each such series. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Senior Preferred Stock shall have been paid in full the amount to which they shall be entitled, any remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in
Section 3 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series E Preferred Stock addressed to each such holder at such holder's address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company) (any such merger, consolidation, or sale, a "Transfer of the Business"), shall
                                             ------------------------
 be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

     3.   Conversion.  Each issued and outstanding share of the Series E
          ----------
Preferred Stock may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully paid and nonassessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $3.00 by the Conversion Price, as defined herein (such quotient, the "Conversion Ratio"), in effect at
                                              ----------------
the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Series E Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $3.00. Such initial Conversion Price and
-----------------
initial Conversion Ratio shall be subject to adjustment as provided below. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above.

     The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the then Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Series E Preferred Stock into the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten offering and sale of the Company's Common Stock having a maximum aggregate offering price of $5,000,000 or more. Any such conversion shall be rescinded in the event the closing of such underwritten public offering does not occur within thirty (30) days of such effective date.

     4.   Voting.
          ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Company, the holders of shares of Common Stock and of the Series E Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Series E Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series E Preferred Stock held by such holder are convertible

(as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof). In the event the matter to be voted upon involves a Transfer of the Business, such matter shall be determined by a vote of two-thirds of the shares present in person or represented by proxy, voting on such matter as set forth above.

     Class Vote.  Notwithstanding the foregoing, the holders of the Series E
     ----------
Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Series E Preferred Stock. In the event any such matter is voted upon, such matter shall be determined by a vote of a majority of the shares of Series E Preferred Stock present in person or represented by proxy and voting on such matter.

     5.   Adjustment of Conversion Price (Stock Dividends, Etc.). In case the
          ------------------------------------------------------
Company shall at any time after the date hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid pro rata to the holders of Senior Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise (any such event, a "Common
                                                                          ------
Stock Adjustment"); the Conversion Ratio shall be increased or decreased, as the
----------------
case may be (and, accordingly, the Conversion Price shall be decreased or increased), in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such Common Stock Adjustment In addition, if the Company, without receiving any consideration, declares a dividend on the Series E Preferred Stock payable in Series E Preferred Stock or effects a subdivision or combination of the outstanding shares of Series E Preferred Stock into a greater or lesser number of shares of Series E Preferred Stock (a "Series E Stock Adjustment"), the Conversion Ratio in effect
          -------------------------
immediately prior to such Series E Stock Adjustment shall be increased or decreased (and the Conversion Price shall be decreased or increased) proportionately.

     In the event of any such Common Stock Adjustment or Series E Stock Adjustment, the voting rights of a holder of the Series E Preferred Stock under
Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Series E Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Series E Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  In the event the
          --------------------------------------------------
Company shall issue any shares of Common Stock, Options (as hereinafter defined), or Convertible Securities (as hereinafter defined), without consideration or for a consideration per share less than the then Conversion Price, as adjusted, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock, Convertible Securities or Options so issued would (directly or indirectly) purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such shares of Common Stock, Convertible Securities or Options so issued are (directly or indirectly) convertible or exercisable. In the event of any such adjustment the Conversion Ratio shall be adjusted correspondingly.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Senior Preferred Stock, Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding. For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Convertible Securities" shall mean any shares (including shares of preferred stock, but excluding shares of Common Stock), evidences of indebtedness, or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than shares issued or issuable as a consequence of a Series E Stock Adjustment (or any analogous transaction with respect to any other class or series of preferred stock of the Company).

          (b) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock, Convertible Securities, or Options made upon (i) the exercise by a holder of Series E Preferred Stock of the conversion rights described in Section 3, (ii) the exercise by a holder of the Company's Senior Preferred Stock of the conversion rights accorded such Senior Preferred Stock;
(iii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to any other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

     For purposes of this Section 6, the consideration received. by the Company for the issue of any Common Stock, Convertible Securities, or Options shall be computed as follows:

     (A) Cash and Property:  Such consideration:
         -----------------

          (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Company;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Company for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Series E Preferred Stock are convertible.

     7.   Rights of Co-Sale: Sales by Doug J. Ranalli.  Until such time as the
          -------------------------------------------
Company effects an underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $5,000,000, if Douglas J. Ranalli ("Ranalli") proposes to transfer more than 100,000 shares of Common
          -------
Stock (other than Common Stock acquired by him upon the conversion of Senior Preferred Stock) owned by him ("Founder Shares"), then he shall afford the
                                --------------
holders (the "Series E Stockholders") of shares of Series E Preferred Stock
              -------- ------------
and/or of the Common Stock of the Company into which such Series E Preferred Stock was converted (such shares of Series E Preferred Stock and Common Stock collectively the "Converted Common Stock") the right to transfer the shares of
                  ----------------------
Converted Common Stock held by them as follows:

     Ranalli shall give written notice to the Series E Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of Founder Shares that he desires to transfer, the percentage that such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"), the identity of
                                          ----------------
the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which Ranalli proposes to sell such shares.

     Concurrently with the delivery of the notice referred to above, Ranalli shall offer each of the Series E Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock then held by the Series E Stockholder that is equal to the Sales Percentage. It is agreed and understood that Ranalli shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Converted Common Stock to be sold by each of the Series E Stockholders as he has obtained from such purchaser or purchasers in respect of the Founder Shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of Ranalli's shares is to be made.

     In the event Ranalli cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock held by each of the Series E Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then Ranalli shall reduce the number of Founder Shares that Ranalli proposes to sell so that Ranalli and each of the Series E Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by Ranalli and each of the Series E Stockholders being rounded to the nearest whole share) of the Founder Shares or shares of Converted Common Stock (as applicable) then held by each of them, respectively, or such lesser percentage as the Series E Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by Ranalli.

     Each of the Series E Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Ranalli under this Section 7, whether such Series E Stockholder desires to sell any such shares of Converted Common Stock held by such Series E Stockholder concurrently with Ranalli in accordance with the terms and provisions of this Section 7. Failure to provide such written notice within the fifteen-day period after receipt of notice from Ranalli shall be deemed to constitute an irrevocable declination by such Series E Stockholder to sell any of such Series E Stockholder's shares of Converted Common Stock concurrently with Ranalli. No Series E Stockholder shall be obliged to sell any shares of Converted Common Stock pursuant to any notice furnished by Ranalli in accordance with the provisions of this Section 7.

     Any and all sales of Converted Common Stock by the Series E Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the Founder Shares by Ranalli. The Company agrees to effect any conversion of shares of Series E Preferred Stock into Common Stock for purposes of any sale under this Section 7 concurrent with such sale.

     Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to any proposed sale of Founder Shares by Ranalli to either (i) an immediate family member of Ranalli's; (ii) a trust of which Ranalli is a trustee and/or a beneficiary; or (iii) a corporation of which Ranalli holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including any of Ranalli's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party; provided, that any Founder Shares
                                           --------
sold in a transaction described in clauses (i) through (iii) shall continue to be subject to the provisions of this Section 7 in the hands of the transferee thereof.

     8.   Right to Purchase Shares of an Additional Series or Class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one
                                                      ----------------
or more investors, then the Company shall afford the Series E Stockholders the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all Series E Stockholders, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $3.00 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each Series E Stockholder shall notify the Company in writing, within fifteen (15) days after receiving such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within such twenty-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such Series E Stockholder to purchase any such shares of Additional Stock. Each Series E Stockholder shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock equal to the percentage of Common Stock, on a fully-converted and fully-exercised basis, represented by the Series E Preferred Stock owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Additional Stock made upon (i) the exercise by a holder of Senior Preferred Stock (including the Preferred Stock) of conversion rights accorded such shares pursuant to the certificate of designation of powers, rights, and preferences of such shares, (ii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to any other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iii) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

     9.   Notices.  All notices to Series E Stockholders or the Company provided
          -------
for in this Certificate of Designation shall be in writing and made by certified mail, postage prepaid for domestic delivery, or by reputable overnight courier (e.g. Federal Express), or by facsimile confirmed by one of the other methods
-----
for giving notice permitted herein, to, in the case of a Series E Stockholder, such holder's address as shown on the books of the Company, and in the case of the Company, to 900 Chelmsford Street, Lowell, MA 01851, attn: President.

                                    ANNEX F
                                    -------



                           UNIFI COMMUNICATIONS, INC.

                           CERTIFICATE OF DESIGNATION

                                       OF

                     SERIES F CONVERTIBLE PREFERRED STOCK,
                           FIXING POWERS, PREFERENCES
                            AND RIGHTS OF SUCH STOCK


     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series F Convertible Preferred Stock, $1.00 par value per share (the "Series F Preferred Stock"), of UNIFI Communications, Inc. (the
            ------------------------
"Company"), shall be as follows:
--------

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend (including any cash dividend or distribution of securities or assets other than a distribution for which the Conversion Price is adjusted pursuant to Section 5 or 6) on any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend on every share of the Series F Convertible Preferred Stock. The Board of Directors of the Company shall not declare or pay a dividend on any share of the Series A, Series B, Series C, Series D, Series E, or any other series of preferred stock unless a dividend in equal amount is declared and paid on every share of the Series F Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared and paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock of the Company shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

     2.   Liquidation.  Upon any liquidation, dissolution or winding up of the
          -----------
Company, whether voluntary or involuntary, each holder of the Series F Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $4.00 for each share of Series F Preferred Stock held by it, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Series F Preferred Stock, such amount being hereinafter sometimes referred to as the "Liquidation Payment"; provided, that in such event the Series F Preferred
     -------------------
Stock shall rank on a parity with the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series E Convertible Preferred Stock, and any other series of preferred stock subsequently designated as ranking on parity with the Series F Preferred Stock (such series, along with the Series F Preferred Stock, are referred to as the "Senior Preferred Stock").
                                                  ----------------------
Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Senior Preferred Stock shall be insufficient to permit payment to the holders of the Senior Preferred Stock of the amount distributable to each in accordance with the rights and preferences designated for each respective series, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Senior Preferred

Stock in proportion to the respective Liquidation Payments (or other corresponding liquidation rights and preferences) designated for each such series. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Senior Preferred Stock shall have been paid in full the amount to which they shall be entitled, any remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in
Section 3 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series F Preferred Stock addressed to each such holder at such holder's address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company) (any such merger, consolidation, or sale, a "Transfer of the Business"), shall
                                             ------------------------
 be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

     3.   Conversion.  Each issued and outstanding share of the Series F
          ----------
Preferred Stock may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and nonassessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $4.00 by the Conversion Price, as defined herein (such quotient, the "Conversion Ratio"), in effect at
                                              ----------------
the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Series F Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $4.00. Such initial Conversion Price and
-----------------
initial Conversion Ratio shall be subject to adjustment as provided below. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above.

     The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the then Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Series F Preferred Stock into the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten offering and sale of the Company's Common Stock having a maximum aggregate offering price of $5,000,000 or more. Any such conversion shall be rescinded in the event the closing of such underwritten public offering does not occur within thirty (30) days of such effective date.

     4.   Voting.
          ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Company, the holders of shares of Common Stock and of the Series F Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Series F Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series F Preferred Stock held by such holder are convertible

(as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof). In the event the matter to be voted upon involves a Transfer of the Business, such matter shall be determined by a vote of two-thirds of the shares present in person or represented by proxy, voting on such matter as set forth above.

     Class Vote.  Notwithstanding the foregoing, the holders of the Series F
     ----------
Preferred Stock shall. be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Series F Preferred Stock. In the event any such matter is voted upon, such matter shall be determined by a vote of a majority of the shares of Series F Preferred Stock present in person or represented by proxy and voting on such matter.

     5.   Adjustment of Conversion Price (Stock Dividends, Etc.). In case the
          ------------------------------------------------------
Company shall at any time after the date hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid pro rata to the holders of Senior Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise (any such event, a "Common
                                                                          ------
Stock Adjustment"); the Conversion Ratio shall be increased or decreased, as the
----------------
case may be (and, accordingly, the Conversion Price and the Base Price (as defined below) shall be decreased or increased), in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such Common Stock Adjustment. In addition, if the Company, without receiving any consideration, declares a dividend on the Series F Preferred Stock payable in Series F Preferred Stock or effects a subdivision or combination of the outstanding shares of Series F Preferred Stock into a greater or lesser number of shares of Series F Preferred Stock (a "Series F Stock Adjustment"),
                                                 -------------------------
the Conversion Ratio in effect immediately prior to such Series F Stock Adjustment shall be increased or decreased (and the Conversion Price and Base Price shall be decreased or increased) proportionately.

     In the event of any such Common Stock Adjustment or Series F Stock Adjustment, the voting rights of a holder of the Series F Preferred Stock under
Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Series F Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Series F Preferred Stock to Common Stock of the Company.

     6.   Adjustment of Conversion Price (Ratchet Provision).  The "Base Price"
          --------------------------------------------------        ----------
shall be the "Conversion Price" of the Series D Convertible Preferred Stock as in effect from time to time (as determined pursuant to the Certificate of Designation of the Series D Convertible Preferred Stock; provided, that solely
                                                         --------
for purposes of determining the Base Price hereunder no amendment to such Certificate of Designation shall be taken into account unless such amendment is approved by class vote of the holders of Series F Preferred Stock in accordance with the second paragraph of Section 4 above). In the event the Company shall issue any shares of Common Stock, Options (as hereinafter defined), or Convertible Securities (as hereinafter defined), without consideration or for a consideration per share less than the then Base Price, as adjusted, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock, Convertible Securities or Options so issued would (directly or indirectly) purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such shares of Common Stock, Convertible Securities or Options so issued are (directly or indirectly) convertible or exercisable. In the event of any such adjustment the Conversion Ratio shall be adjusted correspondingly.

     For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Senior Preferred Stock, Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding. For purposes of this Section 6 and of Section 8. the following definitions shall apply:

          (a) "Convertible Securities" shall mean any shares (including shares of preferred stock, but excluding shares of Common Stock), evidences of indebtedness, or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than shares issued or issuable as a consequence of a Series F Stock Adjustment (or any analogous transaction with respect to any other class or series of preferred stock of the Company).

          (b) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock, Convertible Securities, or Options made upon (i) the exercise by a holder of Series F Preferred Stock of the conversion rights described in Section 3, (ii) the exercise by a holder of the Company's Senior Preferred Stock of the conversion rights accorded such Senior Preferred Stock;
(iii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to any other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

     For purposes of this Section 6, the consideration received by the Company for the issue of any Common Stock, Convertible Securities, or Options shall be computed as follows:

     (A) Cash and Property:  Such consideration:
         -----------------

     (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Company;

     (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities.  The consideration per share
         ----------------------------------
received by the Company for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Series F Preferred Stock are convertible.

     7.   Rights of Co-Sale: Sales by Douglas J. Ranalli.  Until such time as
          ----------------------------------------------
the Company effects an underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $5,000,000, if Douglas J. Ranalli ("Ranalli") proposes to transfer more than 100,000 shares of
                     -------
Common Stock (other than Common Stock acquired by him upon the conversion of Senior Preferred Stock) owned by him ("Founder Shares"), then he shall afford
                                       --------------
the holders (the "Series F Stockholders") of shares of Series F Preferred Stock
                  ---------------------
and/or of the Common Stock of the Company into which such Series F Preferred Stock was converted (such shares of Series F Preferred Stock and Common Stock collectively the "Converted Common Stock") the right to transfer the shares of
                  ----------------------
Converted Common Stock held by them as follows:

     Ranalli shall give written notice to the Series F Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of Founder Shares that he desires to transfer, the percentage that such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"), the identity of
                                          ----------------
the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which Ranalli proposes to sell such shares.

     Concurrently with the delivery of the notice referred to above, Ranalli shall offer each of the Series F Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock then held by the Series F Stockholder that is equal to the Sales Percentage. It is agreed and understood that Ranalli shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Converted Common Stock to be sold by each of the Series F Stockholders as he has obtained from such purchaser or purchasers in respect of the Founder Shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of Ranalli's shares is to be made.

     In the event Ranalli cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock held by each of the Series F Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then Ranalli shall reduce the number of Founder Shares that Ranalli proposes to sell so that Ranalli and each of the Series F Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by Ranalli and each of the Series F Stockholders being rounded to the nearest whole share) of the Founder Shares or shares of Converted Common Stock (as applicable) then held by each of them, respectively, or such lesser percentage as the Series F Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by Ranalli.

     Each of the Series F Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Ranalli under this Section 7, whether such Series F Stockholder desires to sell any such shares of Converted Common Stock held by such Series F Stockholder concurrently with Ranalli in accordance with the terms and provisions of this Section 7. Failure to provide such written notice within the fifteen-day period after receipt of notice from Ranalli shall be deemed to constitute an irrevocable declination by such Series F Stockholder to sell any of such Series F Stockholder's shares of Converted Common Stock concurrently with Ranalli. No Series F Stockholder shall be obliged to sell any shares of Converted Common Stock pursuant to any notice furnished by Ranalli in accordance with the provisions of this Section 7.

     Any and all sales of Converted Common Stock by the Series F Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the Founder Shares by Ranalli. The Company agrees to effect any conversion of shares of Series F Preferred Stock into Common Stock for purposes of any sale under this Section 7 concurrent with such sale.

     Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to any proposed sale of Founder Shares by Ranalli to either (i) an immediate family member of Ranalli's; (ii) a trust of which Ranalli is a trustee and/or a beneficiary; or (iii) a corporation of which Ranalli holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including any of Ranalli's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party; provided, that any Founder Shares
                                           --------
sold in a transaction described in clauses (i) through (iii) shall continue to be subject to the provisions of this Section 7 in the hands of the transferee thereof.

     8.   Right to Purchase Shares of an Additional Series or Class of Stock.
          ------------------------------------------------------------------
In the event the Company proposes to issue and sell any shares of Common Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one
                                                      ----------------
or more investors, then the Company shall afford the Series F Stockholders the right to purchase certain shares of the Additional Stock as follows:

     The Company shall give written notice to all Series F Stockholders, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of the Base Price per share of Common Stock, as adjusted (determined in accordance with the principles of Section 6), specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

     Each Series F Stockholder shall notify the Company in writing, within fifteen (15) days after receiving such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within such twenty-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such Series F Stockholder to purchase any such shares of Additional Stock. Each Series F Stockholder shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock equal to the percentage of Common Stock, on a fully-converted and fully-exercised basis, represented by the Series F Preferred Stock owned by such holder.

     Notwithstanding the foregoing, this provision shall not apply to any issuance of Additional Stock made upon (i) the exercise by a holder of Senior Preferred Stock (including the Preferred Stock) of conversion rights accorded such shares pursuant to the certificate of designation of powers, rights, and preferences of such shares, (ii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to any other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iii) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

     9.   Notices.  All notices to Series F Stockholders or the Company provided
          -------
for in this Certificate of Designation shall be in writing and made by certified mail, postage prepaid for domestic delivery, or by reputable overnight courier (e.g., Federal Express), or by facsimile confirmed by one of the other methods
-----
for giving notice permitted herein, to, in the case of a Series F Stockholder, such holder's address as shown on the books of the Company, and in the case of the Company, to 900 Chelmsford Street, Lowell, MA 01851, attn: President.

                                    ANNEX G
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES G CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK


          The preferences, voting powers, qualifications, special or relative rights or privileges of the Series G Convertible Preferred Stock, $1.00 par value per share (the "Series G Preferred Stock"), of UNIFI Communications, Inc. (the "Company"), shall be as follows:

          1.   Dividends.  The Board of Directors of the Company shall not
               ---------
declare or pay a dividend (including any cash dividend or distribution of securities or assets other than a distribution for which the Conversion Price is adjusted pursuant to Section 5 or 6) on any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend on every share of the Series G Convertible Preferred Stock. The Board of Directors of the Company shall not declare or pay a dividend on any share of the Series A, Series B, Series C, Series D, Series E, Series F, Series H, or any other series of preferred stock unless a dividend in equal amount is declared and paid on every share of the Series G Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared and paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock of the Company shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

          2.   Liquidation.  Upon any liquidation, dissolution or winding up of
               -----------
the Company, whether voluntary or involuntary, each holder of the Series G Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $3.50 for each share of Series G Preferred Stock held by it, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Series G Preferred Stock, such amount being hereinafter sometimes referred to as the "Liquidation Payment"; provided, that in such event the
                    -------------------
Series G Preferred Stock shall rank on a parity with the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, and Series H Convertible Preferred Stock, and any other series of preferred stock subsequently designated as ranking on parity with the Series G Preferred Stock (such series, along with the Series G Preferred Stock, are referred to as the "Senior Preferred Stock"). Such holders shall not be entitled to any further
------- ---------------
payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Senior Preferred Stock shall be insufficient to permit payment to the holders of the Senior Preferred Stock of the amount distributable to each in accordance with the rights and preferences designated for each respective series, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Senior Preferred Stock in proportion to the respective liquidation payments (or other corresponding liquidation rights and preferences) designated for each such series. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Senior Preferred Stock shall have been paid in full the amount to which they shall be entitled, any remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in Section 3 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series G Preferred Stock addressed to each such holder at such holder's address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except ff the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company) (any such merger, consolidation, or sale, a "Transfer of the Business"), shall be deemed to be a
                           ------------------------
liquidation, dissolution or winding up of the Company for purposes of this
Section 2.

          3.   Conversion.  Each issued and outstanding share of the Series G
               ----------
Preferred Stock may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and nonassessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $3.50 by the Conversion Price, as defined herein (such quotient, the "Conversion Ratio"), in effect at
                                              ----------------
the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Series G Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $3.50. Such initial Conversion Price and
-----------------
initial Conversion Ratio shall be subject to adjustment as provided below. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above.

          The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the then Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Series G Preferred Stock into the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten offering and sale of the Company's Common Stock having a maximum aggregate offering price of $20,000,000 or more; provided, that the Company also required the conversion of all other
         --------
series of convertible preferred stock. Any such conversion shall be rescinded in the event the closing of such underwritten public offering does not occur within thirty (30) days of such effective date.

          4.   Voting.
               ------

          General.  At every meeting of the stockholders and except as is
          -------
otherwise required by law or herein, on all matters to be voted on by the stockholders of the Company, the holders of shares of Common Stock and of the Series G Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Series G Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series G Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof). In the event the matter to be voted upon involves a Transfer of the Business, such matter shall be determined by a vote of two-thirds of the shares present in person or represented by proxy, voting on such matter as set forth above.

          Class Vote.  Notwithstanding the foregoing, the holders of the Series
          ----------
G Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Series G Preferred Stock. In the event. any such matter is voted upon, such matter shall be determined by a vote of a majority of the shares of Series G Preferred Stock present in person or represented by proxy and voting on such matter.

          5.   Adjustment of Conversion Price (Stock Dividends, Etc.).  In case
               -----------------------------------------------------
the Company shall at any time after the date hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid pro rata to the holders of Senior Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise (any such event, a "Common Stock Adjustment"); the Conversion Ratio shall be increased or
          -----------------------
decreased, as the case may be (and, accordingly, the Conversion Price shall be decreased or increased), in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such Common Stock Adjustment. In addition, if the Company, without receiving any consideration, declares a dividend on the Series G Preferred Stock payable in Series G Preferred Stock or effects a subdivision or combination of the outstanding shares of Series G Preferred Stock into a greater or lesser number of shares of Series G Preferred Stock (a "Series G Stock Adjustment"), the Conversion Ratio
                             -------------------------
in effect immediately prior to such Series G Stock Adjustment shall be increased or decreased (and the Conversion Price shall be decreased or increased) proportionately.

          In the event of any such Common Stock Adjustment or Series G Stock Adjustment, the voting rights of a holder of the Series G Preferred Stock under
Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Series G Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Series G Preferred Stock to Common Stock of the Company.

          6.   Adjustment of Conversion Price (Ratchet Provision).  In the event
               --------------------------------------------------
the Company shall issue any shares of Common Stock, Options (as hereinafter defined), or Convertible Securities (as hereinafter defined), without consideration or for a consideration per share less than the then Conversion Price, as adjusted, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock, Convertible Securities or Options so issued would (directly or indirectly) purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such shares of Common Stock, Convertible Securities or Options so issued are (directly or indirectly) convertible or exercisable. In the event of any such adjustment the Conversion Ratio shall be adjusted correspondingly.

          For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Senior Preferred Stock, Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding. For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Convertible Securities" shall mean any shares (including shares of preferred stock, but excluding shares of Common Stock), evidences of indebtedness, or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than shares issued or issuable as a consequence of a Series G Stock Adjustment (or any analogous transaction with respect to any other class or series of preferred stock of the Company).

          (b) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock, Convertible Securities, or Options made upon (i) the exercise by a holder of Series G Preferred Stock of the conversion rights described in Section 3, (ii) the exercise by a holder of the Company's Senior Preferred Stock of the conversion rights accorded such Senior Preferred Stock;
(iii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to an other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

          For purposes of this Section 6, the consideration received by the Company for the issue of any Common Stock, Convertible Securities, or Options shall be computed as follows:

          (A) Cash and Property:  Such consideration:
              -----------------

               (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Company;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

          (B) Options and Convertible Securities.  The consideration per share
              ----------------------------------
received by the Company for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Series G Preferred Stock are convertible.

          Upon the occurrence of each adjustment of the Conversion Price pursuant to this Section, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each holder of Series G Preferred Stock a certificate executed by the Company's President or Chief Financial Officer setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall give each holder of Series G Preferred Stock at least twenty (20) days' prior written notice of any action by the Company that would result in an adjustment of the Conversion Price. No fractional shares shall be issued upon the conversion of any shares of Series G Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series G Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after such aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock to such a holder, the Company shall, in lieu of issuing the fractional share, pay the holder otherwise entitled thereto a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

          7.   Rights of Co-Sale: Sales by Douglas J. Ranalli
               ----------------------------------------------

          Until such time as the Company effects an underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $20,000,000, if Douglas J. Ranalli ("Ranalli") proposes to transfer
                                              -------
more than 100,000 shares of Common Stock (other than Common Stock acquired by him upon the conversion of Senior Preferred Stock) owned by him ("Founder
                                                                  -------
Shares"), then he shall afford the holders (the "Series G Stockholders") of
                                                 ---------------------
shares of Series G Preferred Stock and/or of the Common Stock of the Company into which such Series G Preferred Stock was converted (such shares of Series G Preferred Stock and Common Stock collectively the "Converted Common Stock") the right to transfer the shares of
                  ----------------------
Converted Common Stock held by them as follows:

          Ranalli shall give written notice to the Series G Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of Founder Shares that he desires to transfer, the percentage that such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"), the
                                                     ----------------
identity of the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which Ranalli proposes to sell such shares.

          Concurrently with the delivery of the notice referred to above, Ranalli shall offer each of the Series G Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock then held by the Series G Stockholder that is equal to the Sales Percentage. It is agreed and understood that Ranalli shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Converted Common Stock to be sold by each of the Series G Stockholders as he has obtained from such purchaser or purchasers in respect of the Founder Shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of Ranalli's shares is to be made.

          In the event Ranalli cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock held by each of the Series G Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then Ranalli shall reduce the number of Founder Shares that Ranalli proposes to sell so that Ranalli and each of the Series G Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by Ranalli and each of the Series G Stockholders being rounded to the nearest whole share) of the Founder Shares or shares of Converted Common Stock (as applicable) then held by each of them, respectively, or such lesser percentage as the Series G Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by Ranalli.

          Each of the Series G Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Ranalli under this Section 7, whether such Series G Stockholder desires to sell any such shares of Converted Common Stock held by such Series G Stockholder concurrently with Ranalli in accordance with the terms and provisions of this
Section 7. Failure to provide such written notice within the fifteen-day period after receipt of notice from Ranalli shall be deemed to constitute an irrevocable declination by such Series G Stockholder to sell any of such Series G Stockholder's shares of Converted Common Stock concurrently with Ranalli. No Series G Stockholder shall be obliged to sell any shares of Converted Common Stock pursuant to any notice furnished by Ranalli in accordance with the provisions of this Section 7.

          Any and all sales of Converted Common Stock by the Series G Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the Founder Shares by Ranalli. The Company agrees to effect any conversion of shares of Series G Preferred Stock into Common Stock for purposes of any sale under this Section 7 concurrent with such sale.

          Notwithstanding the foregoing, the provisions of this Section 7 shall not apply to any proposed sale of Founder Shares by Ranalli to either (i) an immediate family member of Ranalli's; (ii) a trust for the benefit of Ranalli or his descendants; or (iii) a corporation directly or indirectly wholly owned by Ranalli and/or any person referred to in clause (i) or (ii); or (iv) a sale pursuant to an effective registration statement including any of Ranalli's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party; provided, that
                                                               --------
any Founder Shares sold in a transaction described in clauses (i) through (iii) shall continue to be subject to the provisions of this Section 7 in the hands of the transferee thereof, and that such transferee shall agree to be so bound in a separate agreement and, in the case of a transfer to a corporation, the shares of such corporation shall also be subject to the provisions of this Section 7 and the holders thereof shall agree to be so bound in a separate agreement.

          8.   Right to Purchase Shares of an Additional Series or Class of
               ------------------------------------------------------------
Stock.  In the event the Company proposes to issue and sell any shares of Common
-----
Stock, Convertible Securities or Options (collectively, the "Additional Stock")
                                                             ----------------
to one or more investors, then the Company shall afford the Series G Stockholders the right to purchase certain shares of the Additional Stock as follows:

          The Company shall give written notice to all Series G Stockholders, at least forty (40) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $3.50 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

          Each Series G Stockholder shall notify the Company in writing, within twenty (20) days after receiving such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within such twenty-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such Series G Stockholder to purchase any such shares of Additional Stock. Each Series G Stockholder shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock equal to the percentage of Common Stock, on a fully-converted and fully-exercised basis, represented by the Series G Preferred Stock owned by such holder.

          Notwithstanding the foregoing, this provision shall not apply to any issuance of Additional Stock made upon (i) the exercise by a holder of Senior Preferred Stock (including the Preferred Stock) of conversion rights accorded such shares pursuant to the certificate of designation of powers, rights, and preferences of such shares, (ii) the grant or exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan, as amended, or the Company's 1994 Investor Incentive Stock Option Plan, or pursuant to any other stock option (including without limitation warrants) plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iii) the exercise of any Option or the conversion of any Convertible Security or other convertible security of the Company.

          9.   Notices.  All notices to Series G Stockholders or the Company
               -------
provided for in this Certificate of Designation shall be in writing and made by certified mail, postage prepaid for domestic delivery, or by reputable overnight courier (e.g., Federal Express), or by facsimile confirmed by one of the other
         ----
methods for giving notice permitted herein, to, in the case of a Series G Stockholder, such holder's address as shown on the books of the Company, and in the case of the Company, to 900 Chelmsford Street, Lowell, MA 01851, attn:
President.

                                    ANNEX H
                                    -------



                          UNIFI COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES H CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK


          The preferences, voting powers, qualifications, special or relative rights or privileges of the Series H Convertible Preferred Stock, $1.00 par value per share (the "Series H Preferred Stock"), of UNIFI Communications, Inc. (the "Company"), shall be as follows:

          1.   Dividends.  The Board of Directors of the Company shall not
               ---------
declare or pay a dividend (including any cash dividend or distribution of securities or assets other than a distribution for which the Conversion Price is adjusted pursuant to Section 5) on any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend on every share of the Series H Convertible Preferred Stock. The Board of Directors of the Company shall not declare or pay a dividend on any share of the Series A, Series B, Series C, Series D, Series E, Series F, Series G, or any other series of preferred stock unless a dividend in equal amount is declared and paid on every share of the Series H Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared and paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock of the Company shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

          2.   Liquidation.  Upon any liquidation, dissolution or winding up of
               -----------
the Company whether voluntary or involuntary, each holder of the Series H Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $10.50 for each share of Series H Preferred Stock held by it, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Series H Preferred Stock, such amount being hereinafter sometimes referred to as the "Liquidation Payment"; provided, that in such event the
                    -------------------
Series H Preferred Stock shall rank on a parity with the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, and Series G Convertible Preferred Stock, and any other series of preferred stock subsequently designated as ranking on parity with the Series H Preferred Stock (such series, along with the Series H Preferred Stock, are referred to as the "Senior Preferred Stock"). Such holders shall not be entitled to any further
-----------------------
payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Senior Preferred Stock shall be insufficient to permit payment to the holders of the Senior Preferred Stock of the amount distributable to each in accordance with the rights and preferences designated for each respective series, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Senior Preferred Stock in proportion to the respective liquidation payments (or other corresponding liquidation rights and preferences) designated for each such series. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Senior Preferred Stock shall have been paid in full the amount to which they shall be entitled, any remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in
Section 3 hereof, shall be given not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Series H Preferred Stock addressed to each such holder at such holder's address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company) (any such merger, consolidation, or sale, a "Transfer of the Business"), shall
                                             ------------------------
be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

          3.   Conversion.  Each issued and outstanding share of the Series H
               ----------
Preferred Stock may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully-paid and nonassessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $10.50 by the Conversion Price, as defined herein (such quotient, the "Conversion Ratio"), in effect at
                                              ----------------
the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Series H Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $10.50. Such initial Conversion Price
-----------------
and initial Conversion Ratio shall be subject to adjustment as provided below.
A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above.

          The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the then Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Series H Preferred Stock into the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten offering and sale of the Company's Common Stock having a maximum aggregate offering price of $20,000,000 or more; provided, that the Company also required the conversion of all other
         --------
series of convertible preferred stock. Any such conversion shall be rescinded in the event the closing of such underwritten public offering does not occur within thirty (30) days of such effective date.

          4.   Voting
               ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Company, the Holders of shares of Common Stock and of the Series H Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Series H Preferred Stock being entitled to the number of votes equal to the number of shares of

Common Stock into which the shares of Series H Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Sections 3 and 5 hereof). In the event the matter to be voted upon involves a Transfer of the Business, such matter shall be determined by a vote of two-thirds of the shares present in person or represented by proxy, voting on such matter as set forth above.

     Class Vote.  Notwithstanding the foregoing, the holders of the Series H
     ----------
Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Series H Preferred Stock. In the event any such matter is voted upon, such matter shall be determined by a vote of a majority of the shares of Series H Preferred Stock present in person or represented by proxy and voting on such matter.

     5.   Adjustment of Conversion Price (Stock Dividends, Etc.). In case the
          -----------------------------------------------------
Company shall at any time after the date hereof declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid pro rata to the holders of Senior Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise (any such event, a "Common
                                                                          ------
Stock Adjustment"); the Conversion Ratio shall be increased or decreased, as the
----------------
case may be (and, accordingly, the Conversion Price shall be decreased or increased), in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such Common Stock Adjustment. In addition, if the Company, without receiving any consideration, declares a dividend on the Series H Preferred Stock payable in Series H Preferred Stock or effects a subdivision or combination of the outstanding shares of Series H Preferred Stock into a greater or lesser number of shares of Series H Preferred Stock (a "Series H Stock Adjustment"), the Conversion Ratio in effect
          -------------------------
immediately prior to such Series H Stock Adjustment shall be increased or decreased (and the Conversion Price shall be decreased or increased) proportionately.

     In the event of any such Common Stock Adjustment or Series H Stock Adjustment, the voting rights of a holder of the Series H Preferred Stock under
Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Series H Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Series H Preferred Stock to Common Stock of the Company.

     6.      Rights of Co-Sale: Sales by Douglas j. Ranalli
             ----------------------------------------------

     Until such time as the Company effects an underwritten offering and sale of the Company's Common Stock resulting in net proceeds to the Company of at least $20,000,000, if Douglas J. Ranalli ("Ranalli") proposes to transfer more than
                                     -------
100,000 shares of Common Stock (other than Common Stock acquired by him upon the conversion of Senior Preferred Stock) owned by him ("Founder Shares"), then he
                                                     --------------
shall afford the holders (the "Series H Stockholders,") of shares of Series H
                               -------- ------------

Preferred Stock and/or of the Common Stock of the Company into which such Series H Preferred Stock was converted (such shares of Series H Preferred Stock and Common Stock collectively the "Converted Common Stock") the right to transfer
                               ----------------------
the shares of Converted Common Stock held by them as follows:

     Ranalli shall give written notice to the Series H Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of Founder Shares that he desires to transfer, the percentage that such shares represent of the total number of shares held by him, on a fully-converted and fully-exercised basis (the "Sales Percentage"), the identity of
                                          ----------------
the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which Ranalli proposes to sell such shares.

     Concurrently with the delivery of the notice referred to above, Ranalli shall offer each of the Series H Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Converted Common Stock then held by the Series H Stockholder that is equal to the Sales Percentage. It is agreed and understood that Ranalli shall seek to obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Converted Common Stock to be sold by each of the Series H Stockholders as he has obtained from such purchaser or purchasers in respect of the Founder Shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of Ranalli's shares is to be made.

     In the event Ranalli cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Converted Common Stock held by each of the Series H Stockholders which is equal to the Sales Percentage of the shares in accordance with the preceding paragraph, then Ranalli shall reduce the number of Founder Shares that Ranalli proposes to sell so that Ranalli and each of the Series H Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by Ranalli and each of the Series H Stockholders being rounded to the nearest whole share) of the Founder Shares or shares of Converted Common Stock (as applicable) then held by each of them, respectively, or such lesser percentage as the Series H Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by Ranalli.

     Each of the Series H Stockholders may notify the Company in writing, within fifteen (15) days after receiving notice of a proposed sale from a Ranalli under this Section 6, whether such Series H Stockholder desires to sell any such shares of Converted Common Stock held by such Series H Stockholder concurrently with Ranalli in accordance with the terms and provisions of this Section 6. Failure to provide such written notice within the fifteen-day period after receipt of notice from Ranalli shall be deemed to constitute an irrevocable declination by such Series H Stockholder to sell any of such Series H Stockholder's shares of Converted Common Stock concurrently with Ranalli. No Series H Stockholder shall be obliged to sell any shares of Converted Common Stock pursuant to any notice furnished by Ranalli in accordance with the provisions of this Section 6.

     Any and all sales of Converted Common Stock by the Series H Stockholders pursuant to the terms of this Section 6 shall be made either concurrently with or prior to the sale of the Founder Shares by Ranalli. The Company agrees to effect any conversion of shares of Series H Preferred Stock into Common Stock for purposes of any sale under this Section 6 concurrent with such sale.

     Notwithstanding the foregoing, the provisions of this Section 6 shall not apply to any proposed sale of Founder Shares by Ranalli to either (i) an immediate family member of Ranalli's; (ii) a trust for the benefit of Ranalli or his descendants; or (iii) a corporation directly or indirectly wholly owned by Ranalli and/or any person referred to in clause (i) or (ii); or (iv) a sale pursuant to an effective registration statement including any of Ranalli's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement to which the Company is a party; provided, that
                                                               --------
any Founder Shares sold in a transaction described in clauses (i) through (iii) shall continue to be subject to the provisions of this Section 6 in the hands of the transferee thereof, and that such transferee shall agree to be so bound in a separate agreement and, in the case of a transfer to a corporation, the shares of such corporation shall also be subject to the provisions of this Section 6 and the holders thereof shall agree to be so bound in a separate agreement.

          8.   Notices. All notices to Series H Stockholders or the Company
               -------
provided for in this Certificate of Designation shall be in writing and made by certified mail, postage prepaid for domestic delivery, or by reputable overnight courier (e.g., Federal Express), or by facsimile confirmed by one of the other
         ----
methods for giving notice permitted herein, to, in the case of a Series H Stockholder, such holder's address as shown on the books of the Company, and in the case of the Company, to 900 Chelmsford Street, Lowell, MA 01851, attn:
President.

                           CERTIFICATE OF AMENDMENT
                                      OF
                    CERTIFICATE OF DESIGNATION OF SERIES G
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                          UNIFI COMMUNICATIONS, INC.
                          --------------------------

     UNIFI Communications, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That by unanimous written consent in lieu of a meeting of the Board of Directors of the Corporation dated as of October 31, 1996, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Designation of Series G Convertible Preferred Stock of the Corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the proper officers of the Corporation be, and each of them is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute and file with the appropriate authorities a First Amendment to Certificate of Designation of Series G Convertible Preferred Stock, in the form attached to these resolutions.

SECOND: That thereafter, said proposed First Amendment to Certificate of Designation of Series G Convertible Preferred Stock was approved by the holders of not less than 100% of the issued and outstanding Series G Convertible Preferred Stock by their unanimous written consent dated as of February 21, 1997.

THIRD: That said First Amendment to Certificate of Designation of Series G Convertible Preferred Stock, attached hereto, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Designation of Series G Convertible Preferred Stock to be signed by Q. Ellis Telford its Assistant Secretary and Corporate Counsel, this 21st day of February, 1997.

                                    UNIFI COMMUNICATIONS, INC.


                                    By:  /s/ Q. Ellis Telford
                                       ----------------------------
                                       Q. Ellis Telford
                                       Assistant Secretary and
                                       Corporate Counsel

                          UNIFI COMMUNICATIONS, INC.

                 FIRST AMENDMENT TO CERTIFICATE OF DESIGNATION
                                  OF SERIES G
                          CONVERTIBLE PREFERRED STOCK



     The Certificate of Designation of Series G Convertible Preferred Stock of UNIFI Communications, Inc. (formerly "Fax International, Inc.") is hereby amended as follows:

1. By deleting the entire second paragraph of Section 3 of such Certificate and replacing it with the following:

     "The Company, by majority vote of its Board of Directors, shall have the right to require the conversion at the then Conversion Price of all, but not less than all, of the then issued and outstanding shares of the Series G Preferred Stock into, at the election of such holders, either (i) shares of the Company's Series I Convertible Preferred Stock, $1.00 par value per share, or (ii) shares of the Company's Common Stock, $0.01 par value per share, immediately prior to the effective date of any registration statement filed pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to an underwritten primary offering and sale of the Company's Common Stock having a maximum aggregate offering price to the public of $20,000,000 or more and in which such shares offered and sold by the Company in such offering are listed on the New York Stock Exchange, the American Stock Exchange or on the NASDAQ system; provided, that the Company also required the conversion of all other series of convertible preferred stock. Any such conversion shall be rescinded in the event the closing of such underwritten primary public offering does not occur within thirty (30) days of such effective date. Each issued and outstanding share of the Series G Preferred Stock converted into Series I Convertible Preferred Stock pursuant to this paragraph shall be converted into the same number of fully paid and non-assessable shares of the Company's Series I Convertible Preferred Stock that each issued and outstanding share of the Series G Preferred Stock would be entitled to convert into if such Series G Preferred Stock were converted into Common Stock on such date (giving effect to the adjustments from time to time pursuant to Sections 3, 5 and 6 hereof). In the event that the Company does not require the conversion of the Series G Preferred Stock as aforesaid, then after the effective date of such registration statement, the holders of the Series G Preferred Stock shall have the right at any time to convert all, but not less than all, of their Series G Preferred Stock into shares of Series I Preferred Stock or Common Stock.

                           UNIFI COMMUNICATIONS, INC.
                           CERTIFICATE OF DESIGNATION
                                       OF
                                    SERIES I
                         CONVERTIBLE PREFERENCE STOCK,
                           FIXING POWERS, PREFERENCES
                            AND RIGHTS OF SUCH STOCK
                         ______________________________

                         Pursuant to Section 151 of the

                            General Corporation Law

                            of the State of Delaware
                         ______________________________

          UNIFI Communications, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, certifies:

FIRST: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by unanimous written consent dated October 31, 1996 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

          FURTHER RESOLVED, that, effective upon the closing of the Offering,
          (A) the Company designate 8,570,000 shares (adjustable to reflect the occurrence of any stock dividend, stock split, reverse stock split, or the like) of its authorized but unissued capital stock as Series I Convertible Preferred Stock, containing the rights, preferences and other provisions set forth in the below-mentioned Certificate of Designation; (B) each Authorized Officer be, and each of them is, authorized, empowered and directed in the name and on behalf of the Company, to execute and file with the appropriate authorities (i) a First Amendment to Certificate of Designation of Series G Convertible Preferred Stock, and (ii) a Certificate of Designation of Series I Convertible Preferred Stock, each such document to be substantially in the form attached as exhibits to the SingTel Agreements and containing such additions, deletions and other changes as such officers executing the same on behalf of the Company shall approve, such approval to be conclusively evidenced by the execution and filing of such documents on behalf of the Company; and (C) there are hereby reserved for issuance, upon conversion of the issued and outstanding Series G Convertible Stock of the Company in the manner set forth in the First Amendment to Certificate of Designation of Series G Convertible Preferred Stock, 8,570,000 shares (adjustable to reflect the occurrence of any stock dividend, stock split, reverse stock split, or the like) of Series I Convertible Preferred Stock and 8,570,000 shares (adjustable to reflect the occurrence of any stock dividend, stock split, reverse stock split, or the like) of Common Stock issuable upon conversion of the Series I Convertible Preferred Stock.

SECOND: That said Certificate of Designation of Series I Convertible Preferred Stock is attached hereto as ANNEX A.
                                      -------

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by Q. Ellis Telford, Assistant Secretary and Corporate Counsel on this 21st day of February, 1997.

                              UNIFI Communications, Inc.



                              BY       Q. Ellis Telford
                                  ---------------------------------
                                    Q. Ellis Telford
                                    Assistant Secretary and
                                    Corporate Counsel

                                    ANNEX A
                                    -------



                           UNIFI COMMUNICATIONS, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                     SERIES I CONVERTIBLE PREFERENCE STOCK,
                           FIXING POWERS, PREFERENCES
                            AND RIGHTS OF SUCH STOCK


     The preferences, voting powers, qualifications, special or relative rights or privileges of the Series I Convertible Preferred Stock, $1.00 par value per share (the "Series I Preferred Stock"), of UNIFI Communications, Inc. (the
            ------------------------
"Company"), shall be as follows:
 -------

     1.   Dividends.  The Board of Directors of the Company shall not declare or
          ---------
pay a dividend (including any cash dividend or distribution of securities or assets other than a distribution for which the Conversion Ratio is adjusted pursuant to Section 5) on any share of the Common Stock (the "Common Stock"),
                                                              ------------
par value $.01 per share unless the Board of Directors concurrently declares and pays a dividend on every share of the Series I Convertible Preferred Stock on a pro rata basis as if each share of Series I Convertible Preferred Stock were converted into Common Stock pursuant to Sections 3, 5 and 6 hereof. Any dividends paid to holders of the Series I Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid. Holders of Series I Preferred Stock shall not be entitled to any dividend preference.

     2.   Liquidation.  Holders of the Series I Preferred Stock shall not be
          -----------
entitled to any preference upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; provided, that in such event Series I Preferred Stock shall rank on a parity with the Company's Common Stock.

     3.   Conversion.  Each issued and outstanding share of the Series I
          ----------
Preferred Stock may, at the option of the holder thereof by written notification to the Company at any time following the issuance of such share, be converted into such number of fully-paid and non-assessable shares of the Company's Common Stock at the conversion ratio (the "Conversion Ratio"), in effect at the time of
                                    ----------------
the conversion. In addition, upon transfer of any share of Series I Preferred Stock to any person who is not a member of the SingTel Group (as defined below), each share of Series I Preferred Stock so transferred shall automatically, and without further action on the part of any person convert into Common Stock at the Conversion Ratio. Such Conversion Ratio shall initially be one (1) and shall be subject to adjustment as provided below. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to any liquidation, dissolution or winding up of the Company referred to in Section 2 above.

     4.   Voting.
          ------

     General.  At every meeting of the stockholders and except as is otherwise
     -------
required by law or herein, on all matters to be voted on by the stockholders of the Company, the holders of Common Stock and of the Series I Preferred Stock shall vote together as a single class, with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Series I Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series I Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof).

     Directors.  Until the payment and satisfaction in full of all Obligations
     ---------
(as defined below) and so long as the number of shares of Series I Preferred Stock that is issued and outstanding is convertible (pursuant to Section 3 and as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof) into 1,000,000 or more shares of the Company's Common Stock, holders of the Series I Preferred Stock shall have the right, voting as a single class, to elect two directors to the Company's Board of Directors. The rights of the holders of Series I Preferred Stock in this paragraph shall be in addition to the rights of the holders of Series I Preferred Stock to vote for directors of the Company's Board of Directors under the immediately preceding paragraph. "Obligations"
                                                                -----------
means all indebtedness, obligations and liabilities of the Company and its subsidiaries to the holders of Series I Preferred Stock who are (i) Singapore Telecommunications Limited ("SingTel"), a Singapore corporation, (ii) SingTel
                             -------
(Netherlands Antilles) Pte N.V., a Netherlands Antilles corporation ("SingTel
                                                                      -------
NA"), (iii) SingTel Global Services Pte. Ltd., a Singapore corporation, or (iv) any person or entity, directly or indirectly controlled by, or under common control with, SingTel (together, the "SingTel Group"), direct or indirect, joint
                                      -------------
or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, that in any case arise under (y) the Credit Agreement between the Company and SingTel NA, dated as of April 10, 1995, or in respect of any of the loans made to the Company pursuant thereto or the promissory notes or other instruments at any time evidencing any thereof (including in each case, without limitation, any amendments thereto and any extensions thereof) or (z) the Term Loan Agreement - Equipment between the Company and SingTel NA, dated as of April 10, 1995, or in respect of any of the loans made to the Company pursuant thereto or the promissory notes or other instruments at any time evidencing any thereof (including in each case, without limitation, any amendments thereto and any extensions thereof).

     Class Vote.  Notwithstanding the foregoing, the holders of the Series I
     ----------
Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Series I Preferred Stock. In the event any such matter is voted upon, such matter shall be determined by a vote of a majority of the shares of Series I Preferred Stock present in person or represented by proxy and voting on such matter.

     5.   Adjustment of Conversion Ratio (Stock Dividends, Etc.).
          -------------------------------------------------------

          (a) Adjustment for Change in Capital Stock.  If, after the date this
              --------------------------------------
Certificate of Designation is filed with the Secretary of State of the State of Delaware, the Company:

          (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

          (iv) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock-to the extent such issuance or distribution is covered by this Section 5); or

          (v) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Common Stock);

then the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holders of Series I Preferred Stock thereafter converted may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had converted the Series I Preferred Stock immediately prior to such action or immediately prior to the record date applicable thereto, if any.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such record date or effective date had not been so fixed.

          If after an adjustment a holder of Series I Preferred Stock upon conversion of such Series I Preferred Stock may receive shares of two or more classes of Capital Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Section 5 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Section 5.

          (b) Adjustment for Rights Issue or Sale of Common Stock Below Current
              -----------------------------------------------------------------
Market Value.  If, at any time or from time to time, after the date this
------------
Certificate of Designation is filed with the Secretary of State of the State of Delaware, the Company (i) distributes any rights, warrants or options to holders of Common Stock entitling them to purchase shares of Common Stock (other than securities of the Company pursuant to "poison pills") at a price per share less than the Current Market Value as of the Time of Determination (as defined in paragraph (o) of this Section 5) or (ii) sells any Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock (other than pursuant to (1) the conversion of Series I Preferred Stock, (2) any options, warrants or rights outstanding as of the date this Certificate of Designation was filed with the Secretary of State of the State of Delaware, (3) without limiting any options, warrants or rights outstanding pursuant to the immediately preceding clause (2), any directors' plans and employee stock option or purchase plans approved by the Company's Board of Directors, [(4) the issuance of Common Stock or options, warrants or rights to persons or entities providing financing to the Company or any of its subsidiaries as a condition to the provision of such financing,] (5) any registered public offering, or (6) any security convertible into, or exchangeable or exercisable for, the Common Stock as to which the issuance thereof has previously been the subject of any required adjustment pursuant to this Section 5) at a price per share less than the Current Market Value immediately prior to any adjustment required pursuant to this Section 5, the Conversion Rate shall be adjusted in accordance with the formula:


                    E' = E x             (O + N)
                              ------------------------------
                                      (O + (N x P/M))

where:

E'   =    the adjusted Conversion Rate;

E    =    the current Conversion Rate;

O    =    the number of shares of Common Stock outstanding on the record date for the distribution to which this paragraph (b) is being applied or on the date of sale of Common Stock at a price per share less than the Current Market Value immediately prior to any adjustment to which this paragraph (b) applies, as the case may be;

N    =    the number of additional shares of Common Stock issuable upon exercise of all rights, warrants and options so distributed or the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange, or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P    =    the price per share of the additional shares of Common Stock upon the exercise of any such rights, options or warrants so distributed or pursuant to any such convertible, exchangeable or exercisable securities so sold or the sale price of the shares so sold, as the case may be; and

M    =    the Current Market Value as of the Time of Determination or at the
          time of sale, as the case may be, minus, with respect to a
                                            -----
          distribution of rights, warrants or options, in case (i) any other distribution has occurred to which paragraph (a)(iv) applies or (ii) any other distribution has occurred to which paragraph (c) applies, and with respect to which, in either case, (x) the record date shall occur on or before the record date for the distribution to which this paragraph (b) applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (b) applies, the fair market value (on the record date for the distribution to which this paragraph (b) applies) of (1) the Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph (a)(iv) distribution and (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such paragraph (c) distribution.

          The Board of Directors of the Company shall reasonably and in good faith determine fair market values for the purposes of this paragraph (b), which determination shall be conclusive absent manifest error.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

          No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

          (c) Adjustment for Other Distributions.  If, after the date this
              ----------------------------------
Certificate of Designation is filed with the Secretary of State of the State of Delaware, the Company distributes to holders of its Common Stock any of its assets or debt securities or any rights, warrants, or options to purchase Common Stock of the Company, including securities or cash, but excluding (i) distributions that would be permitted by the Company's debt agreements (including indentures) and (ii) distributions of Capital Stock referred to in paragraph (a) and distributions of rights, warrants or options referred to in paragraph (b), the Conversion Rate shall be adjusted in accordance with the formula:

          E' = E x  M
                   ---
                   M-F
where:

E'   =    the adjusted Conversion Rate;

E    =    the current Conversion Rate;

M    =    the Current Market Value, minus, in case any other distribution has
                                    -----
          occurred to which paragraph (a)(iv) applies, with respect to which (i) the record date shall occur on or before the record date for the distribution to which this paragraph (c) applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (c) applies, the fair market value (on the record date for the distribution to which this paragraph (c) applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph (a)(iv) distribution; and

F    =    the fair market value (on the record date for the distribution to which this paragraph (c) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this paragraph

          (c) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors of the Company shall reasonably and in good faith determine by a board resolution, the fair market value of all property (other than cash) distributed for the purposes of this paragraph (c).

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distributions to which this paragraph (c) applies. In the event that such distribution is not so made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such record date had not been so fixed.

          In the event that, with respect to any distribution to which this paragraph (c) would otherwise apply, "F" is equal to or greater than "M", then the adjustment provided by this paragraph (c) shall not be made.

          (d) When Adjustment May Be Deferred.  No adjustment in the Conversion
              -------------------------------
Rate need be made unless the adjustment would require a change of at least 1.0% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. However, with respect to a dividend of the Company's Capital Stock (or rights to acquire such Capital Stock) adjustments can be deferred only until, and must be made by, the earlier of (i) three years from the date of such stock dividend and (ii) the date as of which the aggregate stock dividends for which adjustments have not been made total at least 1.0% of the then issued and outstanding Common Stock with respect to which such stock dividends were distributed.

          All calculations under this Section 5 shall be made to the nearest 1/1,000th of a share.

          (e) When No Adjustment Required.  No adjustment need be made for
              ---------------------------
rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (f) Notice of Adjustment.  Whenever the Conversion Rate is adjusted,
              --------------------
the Company shall promptly mail to holders of Series I Preferred Stock a notice of the adjustment in accordance with Section 6 hereof.

          (g) Notice of Certain Transactions.  If (i) the Company takes any
              ------------------------------
action that would require an adjustment in the Conversion Rate pursuant to paragraphs (a), (b) or (c) (unless no adjustment is to occur pursuant to paragraph (e)), then the Company shall mail to holders of Series I Preferred Stock a notice stating the proposed record date for the action. The Company shall give the notice at least 15 days before such date. Failure to file or give the notice or any defect in it shall not affect the validity of the transaction.

          (h) Adjustment for Tax Purposes.  The Company may make such increases
              ---------------------------
in the Conversion Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (i) Specificity of Adjustment.  Irrespective of any adjustments in the
              -------------------------
number or kind of shares received upon the conversion of the Series I Preferred Stock, Series I Preferred Stock certificates theretofore or thereafter issued need not be changed.

          (j) Adjustments to Par Value.  Subject to receiving shareholder
              ------------------------
approval, the Company shall make such adjustments to the par value of the Common Stock in order that, upon conversion of the Series I Preferred Stock, the Common Stock will be fully paid and non-assessable.

          (k) Voluntary Adjustment.  The Company from time to time may increase
              --------------------
the Conversion Rate by any number and for any period of time (provided that such
                                                             ---------
period is not less than 20 Business Days). Whenever the Conversion Rate is so increased, the Company shall mail to holders a notice of the increase in accordance with Section 6. The Company shall give the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect. A voluntary increase in the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect as determined by this Section 5.

          (l) No other Adjustment For Dividends.  Except as provided in this
              ---------------------------------
Section 5, no payment or adjustment will be made for dividends on any Common Stock.

          (m) Priority of Adjustments.  If this Section 5 requires adjustments
              -----------------------
to the Conversion Rate under more than one of paragraphs (a)(iv), (b) or (c), and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of paragraph (a), second, the provisions of paragraph (c) and, third, the provisions of paragraph (b).

          (n) Multiple Adjustments.  After an adjustment to the Conversion Rate
              --------------------
under this Section 5, any subsequent event requiring an adjustment under this
Section 5 shall cause an adjustment to the Conversion Rate as so adjusted.

          (o) Definitions.  "Capital Stock" means, with respect to any
              -----------    -------------
corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

          "Current Market Value" per share of Common Stock or of any other
           --------------------
securities at any date shall be (1) if the security is not registered under the Exchange Act, the value of the security determined in good faith by the Company's Board of Directors, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company, or (2) if the security is registered under the Exchange Act, the average of the daily closing bid prices for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such, date for which daily Closing bid prices are available. If the market price is not determinable for at least 10 Business Days in such period, the Current Market Value of the security shall be determined as if the security was not registered under the Exchange Act.

          "Time of Determination" means the time and date of the earlier of (i)
           ---------------------
the determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which paragraphs (b) and (c) apply and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of
                    ----------------
"ex-dividend" trading for such rights, warrants or distribution on such national or regional exchange or market on which the Common Stock is then listed or quoted.

     6.   Notices.  All notices to Series I Stockholders or the Company provided
          -------
for in this Certificate of Designation shall be in writing and made by certified mail, postage prepaid for domestic delivery, or by reputable overnight courier (e.g., Federal Express), or by facsimile confirmed by one of the other methods for giving notice permitted herein, to in the case of a Series I Stockholder, such holder's address as shown on the books of the Company, and in the case of the Company, to 900 Chelmsford Street, Lowell, MA 01851, attn: President.

                           UNIFI COMMUNICATIONS, INC.
                            CERTIFICATE OF AMENDMENT
                                       OF
                         CERTIFICATE OF DESIGNATION OF
                     SERIES A CONVERTIBLE PREFERENCE STOCK,
                          ____________________________

                         Pursuant to Section 242 of the

                            General Corporation Law

                            of the State of Delaware
                          ___________________________

          UNIFI Communications, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, certifies:


FIRST: That The Board of Directors of the Corporation by unanimous written consent dated May 11, 1994 duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

     FURTHER
     RESOLVED: That, subject to approval by holders of a majority of the
     --------
               outstanding shares of Series A Convertible Preferred Stock, par value $1.00 per share ("Series A Convertible Preferred Stock"), the Certificate of Designation of Series A Convertible Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock be amended as set forth in the amended and restated certificate of designation of Series A Convertible Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock attached hereto, and that, subject to such approval, the shares of the Corporation's Series A Convertible Preferred Stock shall have the powers, preferences, and rights set forth on the amended and restated certificate of designation of Series A Convertible Preferred Stock, Fixing Powers, Preferences, and Rights of Such Stock;

SECOND: That as of October 12, 1994 said amended and restated certificate of designation of Series A Convertible Preferred Stock, attached hereto as ANNEX A was approved by the holders of a majority of the issued and
             -------
          outstanding Series A Convertible Preferred Stock by their written consent.

THIRD: That said Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock, attached hereto, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be duly executed by Q. Ellis Telford, Assistant Secretary and Corporate Counsel on this 21st day of February, 1997.

                              UNIFI Communications, Inc.



                              BY    /s/ Q. Ellis Telford
                                 --------------------------------
                                    Q. Ellis Telford
                                    Assistant Secretary and
                                    Corporate Counsel

                                    ANNEX A
                                    -------

                          UNIFI COMMUNICATIONS, INC.

                             AMENDED AND RESTATED
                          CERTIFICATE OF DESIGNATION

                                      OF

                     SERIES A CONVERTIBLE PREFERRED STOCK,
                          FIXING POWERS, PREFERENCES
                           AND RIGHTS OF SUCH STOCK


          The preferences, voting powers, qualifications, special or relative rights or privileges of the Series A Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), shall be as follows:

          1.   Dividends.  The Board of Directors of the Company shall not
               ---------
declare or pay a dividend for any share of the Common Stock unless the Board of Directors shall first have declared and paid a dividend for every share of the Preferred Stock. In no event shall the Board of Directors declare or pay a dividend for any share of the Common Stock that is greater than an amount equal to the dividend declared or paid for any share of the Preferred Stock divided by the Conversion Ratio, as hereinafter defined. Any such dividends paid to shares of the Common Stock or the Preferred Stock shall be declared by the Company's Board of Directors when and if, in the sole judgment of said Board, there are sufficient funds available from which such dividends may be properly paid.

          2.   Liquidation.  Upon any liquidation, dissolution or winding up of
               -----------
the Company, whether voluntary or involuntary, each holder of the Preferred Stock then outstanding shall be entitled, before any distribution or payment is made upon any shares of the Company's Common Stock, to be paid the amount of $1.00 for each share of Preferred Stock held by him, plus the aggregate of any then unpaid dividends prior to the date of payment with respect to the Preferred Stock, such amount being hereinafter sometimes referred to as "the Liquidation Payment." Such holders shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among holders of the Preferred Stock shall be insufficient to permit payment to the holders of the Preferred Stock of the amount distributable as aforesaid, then all of the assets of the Company to be distributed shall be paid ratably among the holders of the Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Company, after the holders of the Preferred Stock shall have been paid in full the amount to which they shall be entitled, the remaining net assets of the Company may be distributed to the holders of the Company's Common Stock. Written notice of any such liquidation, dissolution or winding up of the Company, stating (i) the payment date, (ii) the amount of the Liquidation Payment, (iii) the place where such amount shall be payable, and (iv) the conversion right set forth in Section 3 hereof, shall be given by certified mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein to the holders of record of the Preferred Stock addressed to each such holder at such holder's post office address as shown on the books of the Company. The merger or consolidation of the Company into or with another corporation (except if the shareholders of the Company beneficially own more than fifty percent (50%) of the capital stock of the surviving entity), or the sale of all or substantially all the assets of the Company (except if all or substantially all of the assets are transferred to a subsidiary of the Company), shall, be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 2.

          3.   Conversion.  Each issued and outstanding share of the Preferred
               ----------
Stock may, at the option of the holder thereof by written notice to the Company at any time following issuance of such share, be converted into such number of fully paid and non-assessable shares of the Company's Common Stock, $.01 par value per share, as is determined by dividing $1.00 by the Conversion Price, as defined herein (the "Conversion Ratio"), in effect at the time of the conversion. The conversion price at which shares of the Common Stock shall be deliverable upon conversion of the Company's Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.00.

          Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided. A holder's right to convert as aforesaid shall terminate if the holder's option to convert is not exercised prior to the payment date of the Liquidation Payment referred to in Section 2 above. A holder's right to convert as aforesaid, if exercised, must be applied to all shares of the Preferred Stock of the holder.

          The Company, by majority vote of its Board of Directors, shall have the right to require the conversion of all, but not less than all, of the then issued and outstanding shares of the Preferred Stock at the Conversion Ratio into the Company's Common Stock, $0.01 par value per share, upon the following terms and conditions or upon the occurrence of the following event:

          If there is an underwritten offering and sale of the Company's Common Stock, registered under the Securities Act of 1933, as amended (the "Act"), having a maximum aggregate offering price of $5,000,000 or greater, then the Company may require the conversion, at the Conversion Ratio, of all but not less than all of the then issued and outstanding shares of the Preferred Stock to Common Stock, $0.01 par value per share, of the Company immediately prior to the effective date of the Registration Statement filed with the Securities and Exchange Commission in connection with such offering. Notwithstanding the above, such conversion shall be rescinded in the event the dosing of such offering does not occur within thirty (30) days of such effective date or the Company does not receive net proceeds of at least $5,000,000.


          4.   Voting.
               ------

          General.  At every meeting of the stockholders and except as is
          -------
otherwise required by law or herein, on all matters to be voted on by the stockholders of the Corporation, the holders of shares of Common Stock and of the Preferred Stock shall vote together as a single class with each holder of shares of Common Stock being entitled to one vote per share and each holder of shares of the Preferred Stock being entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Sections 3, 5 and 6 hereof). In the event the matter to be voted upon involves the sale of all or substantially all of the Company's assets, such matter shall be determined by a vote of a two-thirds majority of the shares present in person or represented by proxy and voting on such matter.

          Notwithstanding the foregoing, the holders of the Preferred Stock shall be entitled, voting as a single class and to the exclusion of the vote of any other class or series of stock, (i) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of such series, and (ii) to approve any change in any of the powers, designations, preferences and relative, participating, optional or other special rights of any other existing class or series of stock that would be adverse to the holders of the Preferred Stock. In the event any such change is voted upon, such matter shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such matter.

          5.   Adjustments.  In case the Company shall at any time after the
               -----------
date hereof (i) declare a dividend payable in shares of the Common Stock of the Company (other than dividends paid to the holders of Preferred Stock); (ii) issue any shares of Common Stock in subdivision of outstanding shares of the Common Stock of the Company by reclassification or otherwise; or (iii) combine outstanding shares of the Common Stock of the Company by reclassification or otherwise; the number of shares of Common Stock to which the holder of then issued and outstanding shares of the Preferred Stock shall be entitled upon conversion under Section 3 hereof shall be increased or decreased, as the case may be, in proportion to such increase or decrease in the then issued and outstanding shares of Common Stock at the time of such stock dividend, subdivision or combination as aforesaid.

          In addition, if there is any such stock dividend, subdivision or combination as aforesaid, the voting rights of a holder of the Preferred Stock under Section 4 hereof shall be similarly adjusted to provide that each then issued and outstanding share of the Preferred Stock will be entitled to cast as many votes as such holder would be entitled to cast if, immediately before casting such vote, such holder had elected to convert, at the Conversion Price, such holder's Preferred Stock to Common Stock of the Company.

          6.   Adjustment of Conversion Price (Ratchet Provision).   In the
               --------------------------------------------------
event the Company shall issue any shares of Common Stock, Options (as hereinafter defined), Convertible Securities (as hereinafter defined), or any shares of Additional Shares of Preferred Stock (as hereinafter defined), without consideration or for a consideration per share less than the Conversion Price, as adjusted, then and in such event, such Conversion Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock into which or for which such Additional Shares of Preferred Stock, shares of Common Stock, Convertible Securities or Options so issued are convertible or exercisable; provided, however, that in the event the Company, without receiving
             --------
any consideration, declares a dividend on the Preferred Stock payable in Preferred Stock or effects a subdivision of the outstanding shares of Preferred Stock into a greater or lesser number of shares of Preferred Stock, the Conversion Price in effect immediately prior to such stock dividend or subdivision shall be increased or decreased proportionately.

          For purposes of this Section 6, all shares of Common Stock issuable upon conversion or exercise of shares of Preferred Stock, Convertible Securities or Options outstanding immediately prior to such issue shall be deemed to be outstanding.

          For purposes of this Section 6 and of Section 8, the following definitions shall apply:

          (a) "Additional Shares of Preferred Stock" shall mean all shares of Preferred Stock issued by the Company after September 9, 1992, other than shares of Preferred Stock issued or issuable as a dividend or distribution on the Preferred Stock, or by reason of a dividend, stock split, split-up or other distribution on shares of Preferred Stock.

          (b) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3; (ii) exercise by a holder of the Company's Series B Convertible Preferred Stock of the conversion rights accorded such Series B Convertible Preferred Stock; (iii) exercise of an incentive or non-qualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

          For purposes of this Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

          (A) Cash and Property.  Such consideration:
              -----------------

               (I) insofar as it consists of cash, shall be computed at the aggregate of cash received by the Corporation;

          (II) insofar as it consists of property other than cash, shall be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors.

          (B) Options and Convertible Securities.  The consideration per share
              ----------------------------------
received by the Corporation for shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing

          (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

          (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment for such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          The Company shall reserve for issuance and keep available, as necessary from time to time, the number of shares of Common Stock into which or for which the shares of Preferred Stock, Convertible Securities or Options are convertible or exercisable.

          7.   Rights of Co-Sale.  Until such time as the Company effects an
               -----------------
underwritten offering and sale of the Company's Common Stock, resulting in net proceeds to the Company of at least $5,000,000, if any holder of shares of Preferred Stock, or of Common Stock into which such Preferred Stock has been converted in accordance with the provisions of the Certificate of Designation of Series A Convertible Preferred Stock, dated as of April 27, 1993 (hereinafter referred to in this Section 7 as the "Selling Stockholder"), proposes to transfer more than 100,000 shares of Common Stock or Preferred Stock owned by him, then he shall afford the other holders of shares of Common Stock or Preferred Stock (hereinafter referred to in this Section 7 as the "Other Stockholders") the right to transfer the shares of Common Stock or Preferred Stock held by them as follows:

          The Selling Stockholder shall give written notice to the Other Stockholders, at least thirty (30) days prior to any proposed transfer of any such shares, specifying the number of such shares which he desires to transfer, the percentage which such shares represent of the total number of shares held by him, on a fully converted and fully exercised basis (the "Sales Percentage"), the identity of the proposed transferee of such shares, and the time within which and the price and all other material terms and conditions upon which the Selling Stockholder proposes to sell such shares.

          Each of the Other Stockholders shall notify the Company in writing, within fifteen (15) days after such notice, whether such Other Stockholder desires to sell any such shares of Common Stock or Preferred Stock held by such Other Stockholder concurrently with the Selling Stockholder in accordance with the terms and provisions of this Section 7. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Selling Stockholder, for the purpose hereof, shall be deemed to constitute a refusal by such Other Stockholder to sell any of such Other Stockholder's shares of Common Stock or Preferred Stock concurrently with the Selling Stockholder.

          Concurrently with the delivery of the notice referred to above, the Selling Stockholder shall offer each of the Other Stockholders the opportunity to sell to the proposed purchaser or purchasers of the shares that percentage of the shares of Common Stock or Preferred Stock then held by the Other Stockholder, on a fully converted and fully exercised basis, which is equal to the Sales Percentage. It is agreed and understood that the Selling Stockholder shall obtain the same agreements and commitments from the proposed purchaser or purchasers in respect of the Preferred Stock to be sold by each of the Other Stockholders as he has obtained from such purchaser or purchasers in respect of the shares proposed to be sold by him, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made.

          In the event the Selling Stockholder cannot obtain agreements or commitments from the proposed purchaser or purchasers to purchase that percentage of the shares of Common Stock or Preferred Stock held by each of the Other Stockholders which is equal to the Sales Percentage of the shares, then the Selling Stockholder shall reduce the number of shares which the Selling Stockholder proposes to sell so that both the Selling Stockholder and each of the Other Stockholders shall be entitled to sell an identical percentage (as nearly as possible, with the number of shares being sold by the Selling Stockholder and each of the Other Stockholders being rounded to the nearest whole share) of the shares of Common Stock or Preferred Stock then held by each of them, respectively, or such lesser percentage as the Other Stockholders in their sole discretion may elect, which decrease shall not require a proportionate decrease in the percentage sold by the Selling Stockholder.

          None of the Other Stockholders shall be obligated to sell any shares of Common Stock or Preferred Stock pursuant to any notice furnished by the Selling Stockholder in accordance with the provisions of this Section 7.

          Any and all sales of Common Stock or Preferred Stock by the Other Stockholders pursuant to the terms of this Section 7 shall be made either concurrently with or prior to the sale of the shares by the Selling Stockholder.

          Notwithstanding the foregoing, the provisions of Section 7 shall not apply to any proposed sale of shares by the Selling Stockholder to either (i) an immediate family member of the Selling Stockholder's; (ii) a trust of which the Selling Stockholder is a trustee and/or a beneficiary; or (iii) a corporation of which the Selling Stockholder holds more than fifty percent (50%) of the capital stock; or (iv) a sale pursuant to an effective registration statement including the Selling Stockholder's shares in accordance with the exercise of registration rights pursuant to a Registration Rights Agreement among certain stockholders and the Company.

          8.   Right to Purchase Shares of an Additional Series or Class of
               ------------------------------------------------------------
Stock.  In the event the Company proposes to issue and sell any shares of Common
-----
Stock, Additional Shares of Preferred Stock, Convertible Securities or Options (collectively, the "Additional Stock") to one or more investors, then the Company shall afford the holders of Preferred Stock the right to purchase certain shares of the Additional Stock as follows:

          The Company shall give written notice to all the holders of Preferred Stock, at least thirty (30) days prior to any proposed issuance and sale of Additional Stock at a price less than the equivalent of $1.50 per share of Common Stock (determined in accordance with the principles of Section 6), as adjusted, specifying the number of such shares to be issued and sold, the time within which and the price and all other material terms and conditions upon which the Company proposes to sell such shares.

          Each holder of the Preferred Stock shall notify the Company in writing, within fifteen (15) days after such notice, whether such stockholder desires to purchase any such shares of Additional Stock in accordance with the terms and provisions of this Section 8 and, if so, the number of shares he desires to purchase. Failure to provide such written notice within said fifteen-day period after receipt of notice from the Company, for the purpose hereof, shall be deemed to constitute a refusal by such holder of Preferred Stock to purchase any such shares of Additional Stock. No holder of Preferred Stock shall be entitled to purchase pursuant to the terms of this Section 8 a percentage of the Additional Stock which exceeds the percentage of Common Stock, on a fully converted and fully exercised basis, owned by such holder.

          Notwithstanding the foregoing, this provision shall not apply to any issuance of Common Stock made upon (i) exercise by a holder of Preferred Stock of the conversion rights described in Section 3; (ii) exercise by a holder of the Company's Series B Convertible Preferred Stock issued and outstanding as of March 31, 1993, of the conversion rights accorded such Series B Convertible Preferred Stock; (iii) exercise of an incentive or nonqualified stock option pursuant to the Company's 1993 Stock Option Plan or pursuant to any stock option plan ratified and adopted by majority vote, on a fully converted basis, of the Company's stockholders and by vote of a majority of the Company's Board of Directors who are not officers of the Company; or (iv) exercise by a warrantholder or optionholder of any Warrant or non-qualified stock option issued or granted by the Company as of April 7, 1993.

          9.   Amendments.  No provision of these terms of the Series A
               ----------
Convertible Preferred Stock may be amended, modified, or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock.